ACKNOWLEDGMENT

STATE OF ______________

SS.:

COUNTY OF ________________

On the _____ day of ________ in the year ________, before me, the undersigned, a Notary Public in and for said State, personally appeared Jenifer Ratcliffe, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her capacity as President of TR 39th St. Land Corp., and that by her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

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NOTARY PUBLIC

ACKNOWLEDGMENT

STATE OF California

SS.:

COUNTY OF Los Angeles

On the _____ day of JUN 2 8 2007 in the year ________, before me, the undersigned, a Notary Public in and for said State, personally appeared Stephen Sutton personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

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NOTARY PUBLIC

RODOLFO GARCIA
COMM. 1584496 MFR. HPRT
NOTARY PUBLIC
CALIFORNIA
LOS ANGELES COUNTY
MY COMM. EXPIRES JULY 17, 2009

CELSO ONG

Witness for Tenant:

PANGLOBAL BRANDS, INC., a corporation

By: Stephen Soller
Name:
Its:

CEO

OFFICE/LOFT LEASE

Agreement of Lease, made as of this ______day of ____________in the year 2007, between TR 39th ST. LAND CORP., a Delaware corporation, having an office at c/o LPC REALTY ADVISORS I, LTD., 120 NORTH LASALLE ST., SUITE 1750, CHICAGO, IL 60602, party of the first part, hereinafter referred to as OWNER, and PANGLOBAL BRAND, INC., a(n) ________ corporation, having an office at ________________, party of the second part, hereinafter referred to as TENANT,

Witnesseth: Owner hereby leases to Tenant and Tenant hereby hires from Owner Suite 203, consisting of 2,609 rentable square feet, as more particularly described on Exhibit A, attached hereto and made a part hereof,

in the building known as 250 West 39th Street
in the Borough of Manhattan, City of New York, for the term of five (5) years and zero (0) months (or until such term shall sooner cease and expire as hereinafter provided) for the term as more particularly set forth in Article 58 of the Rider attached hereto, at the annual rental rate of:

(See Article 58 of Rider attached hereto)

which Tenant agrees to pay in lawful money of the United States, which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, in equal monthly installments in advance on the first day of each month during said term (subject to the escalations set forth in Article 58), at the office of Owner or such other place as Owner may designate, without any setoff or deduction whatsoever, except that Tenant shall pay the first $9,992.46 monthly installment(s) on the execution hereof (unless this lease be a renewal).

In the event that, at the commencement of the term of this lease, or thereafter, Tenant shall be in default in the payment of rent to Owner pursuant to the terms of another lease with Owner or with Owner's predecessor in interest, Owner may at Owner's option and without notice to Tenant add the amount of such arrears to any monthly installment of rent payable hereunder and the same shall be payable to Owner as additional rent.

The parties hereto, for themselves, their heirs, distributees, executors, administrators, legal representatives, successors and assigns, hereby covenant as follows:

Rent: 1. Tenant shall pay the rent as above and as hereinafter provided.

Occupancy: 2. Tenant shall use and occupy the demised premises for General office purposes and a showroom and for no other purpose.

Tenant Alterations: 3. Tenant shall make no changes in or to the demised premises of any nature without Owner's prior written consent. Subject to the prior written consent of Owner, and to the provisions of this article, Tenant, at Tenant's expense, may make alterations, installations, additions, or improvements which are non-structural and which do not affect utility services or plumbing and electrical lines, in or to the interior of the demised premises, by using contractors or mechanics first approved in each instance by Owner. Tenant shall, before making any alterations, additions, installations or improvements, at its expense, obtain all permits, approvals and certificates required by any governmental or quasi-governmental bodies and (upon completion) certificates of final approval thereof, and shall deliver promptly duplicates of all such permits, approvals and certificates to Owner, and Tenant agrees to carry, and will cause Tenant's contractors and sub-contractors to carry, such worker's compensation, commercial general liability, personal and property damage insurance as Owner may require. If any mechanic's lien is filed against the demised premises, or the building of which the same forms a part, for work claimed to have been done for, or materials furnished to, Tenant, whether or not done pursuant to this article, the same shall be discharged by Tenant within thirty days thereafter, at Tenant's expense, by payment or filing a bond as permitted by law. All fixtures and all paneling, partitions, railings and like installations, installed in the demised premises at any

time, either by Tenant or by Owner on Tenant's behalf, shall, upon installation, become the property of Owner and shall remain upon and be surrendered with the demised premises unless Owner, by notice to Tenant no later than twenty days prior to the date fixed as the termination of this lease, elects to relinquish Owner's right thereto and to have them removed by Tenant, in which event the same shall be removed from the demised premises by Tenant prior to the expiration of the lease, at Tenant's expense. Nothing in this article shall be construed to give Owner title to, or to prevent Tenant's removal of, trade fixtures, moveable office furniture and equipment, but upon removal of same from the demised premises or upon removal, of other installations as may be required by Owner, Tenant shall immediately, and at its expense, repair and restore the demised premises to the condition existing prior to any such installations, and repair any damage to the demised premises or the building due to such removal. All property permitted or required to be removed by Tenant at the end of the term remaining in the demised premises after Tenant's removal shall be deemed abandoned and may, at the election of Owner, either be retained as Owner's property or may be removed from the demised premises by Owner, at Tenant's expense.

Maintenance and Repairs: 4. Tenant shall, throughout the term of this lease, take good care of the demised premises and the fixtures and appurtenances therein. Tenant shall be responsible for all damage or injury to the demised premises or any other part of the building and the systems and equipment thereof, whether requiring structural or nonstructural repairs caused by, or resulting from, carelessness, omission, neglect or improper conduct of Tenant, Tenant's subtenants, agents, employees, invitees, or licensees, or which arise out of any work, labor, service or equipment done for, or supplied to, Tenant or any subtenant, or arising out of the installation, use or operation of the property or equipment of Tenant or any subtenant. Tenant shall also repair all damage to the building and the demised premises caused by the moving of Tenant's fixtures, furniture and equipment. Tenant shall promptly make, at Tenant's expense, all repairs in and to the demised premises for which Tenant's is responsible, using only the contractor for the trade or trades in question, selected from a list of at least two contractors per trade submitted by Owner. Any other repairs in or to the building or the facilities and systems thereof, for which Tenant is responsible, shall be performed by Owner at the Tenant's expense. Owner shall maintain in good working order and repair the exterior and the structural portions of the building, including the structural portions of the demised premises, and the public portions of the building interior and the building plumbing, electrical, heating and ventilating systems (to the extent such systems presently exist) serving the demised premises. Tenant agrees to give prompt notice of any defective condition in the demised premises for which Owner may be responsible hereunder. There shall be no allowance to Tenant for diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner or others making repairs, alterations, additions or improvements in or to any portion of the building or the demised premises, or in and to the fixtures, appurtenances or equipment thereof. It is specifically agreed that Tenant shall not be entitled to any setoff or reduction of rent by reason of any failure of Owner to comply with the covenants of this or any other article of this lease. Tenant agrees that Tenant's sole remedy at law in such instance will be by way of an action for damages for breach of contract. The provisions of this Article 4 shall not apply in the case of fire or other casualty, which are dealt with in Article 9 hereof.

Window Cleaning: 5. Tenant will not clean nor require, permit, suffer or allow any window in the demised premises to be cleaned from the outside in violation of Section 202 of the Labor Law or any other applicable law, or of the Rules of the Board of Standards and Appeals, or of any other Board or body having or asserting jurisdiction.

Requirements of Law, Fire Insurance, Floor Loads: 6. Prior to the commencement if Tenant is then in possession, and at all times thereafter, Tenant, at Tenant's sole cost and expense, shall promptly comply with all present and future laws, orders and regulations of all state, federal, municipal and local governments, departments, commissions and boards and any direction of any public officer pursuant to law, and all orders, rules and regulations of the New York Board of Fire Underwriters, Insurance Services Office, or any similar body which shall impose any violation, order or duty upon Owner or Tenant with respect to the demised premises, whether or not arising out of Tenant's use or manner of use thereof, (including Tenant's permitted use) or, with respect to the building if arising out of Tenant's use or manner of use of the demised premises or the building (including the use permitted under the lease). Nothing herein shall require Tenant to make structural repairs or alterations unless Tenant has, by its manner of use of the demised premises or method of operation therein, violated any such laws, ordinances, orders, rules, regulations or requirements

with respect thereto. Tenant may, after securing Owner to Owner's satisfaction against all damages, interest, penalties and expenses, including, but not limited to, reasonable attorney's fees, by cash deposit or by surety bond in an amount and in a company satisfactory to Owner, contest and appeal any such laws, ordinances, orders, rules, regulations or requirements provided same is done with all reasonable promptness and provides such appeal shall not subject Owner to prosecution for a criminal offense, or constitute a default under any lease or mortgage under which Owner may be obligated, or cause the demised premises or any part thereof to be condemned or vacated. Tenant shall not do or permit any act or thing to be done in or to the demised premises which is contrary to law, or which will invalidate or be in conflict with public liability, fire or other policies of insurance at any time carried by or for the benefit of Owner with respect to the demised premises or the building of which the demised premises form a part, or which shall or might subject Owner to any liability or responsibility to any person, or for property damage. Tenant shall not keep anything in the demised premises, except as now or hereafter permitted by the Fire Department, Board of Fire Underwriters, Fire Insurance Rating Organization or other authority having jurisdiction, and then only in such manner and such quantity so as not to increase the rate for fire insurance applicable to the building, nor use the demised premises in a manner which will increase the insurance rate for the building or any property located therein over that in effect prior to the commencement of Tenant's occupancy. Tenant shall pay all costs, expenses, fines, penalties, or damages, which may be imposed upon Owner by reason of Tenant's failure to comply with the provisions of this article, and if by reason of such failure the fire insurance rate shall, at the beginning of this lease, or at any time thereafter, be higher than it otherwise would be, then, Tenant shall reimburse Owner, as additional rent hereunder, for that portion of all fire insurance premiums thereafter paid by Owner which shall have been charged because of such failure by Tenant. In any action or proceeding wherein Owner and Tenant are parties, a schedule or "make-up" of rate for the building or the demised premises issued by the New York Fire Insurance Exchange, or other body making fire insurance rates applicable to said premises shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance rates then applicable to said premises. Tenant shall not place a load upon any floor of the demised premises exceeding the floor load per square foot area which it was designed to carry and which is allowed by law. Owner reserves the right to prescribe the weight and position of all safes, business machines and mechanical equipment. Such installations shall be placed and maintained by Tenant, at Tenant's expense, in settings sufficient, in Owner's judgment, to absorb and prevent vibration, noise and annoyance.

Subordination: **7.** This lease is subject and subordinate to all ground or underlying leases and to all mortgages which may now or hereafter affect such leases or the real property of which the demised premises are a part, and to all renewals, modifications, consolidations, replacements and extensions of any such underlying leases and mortgages. This clause shall be self-operative and no further instrument of subordination shall be required by any ground or underlying lessor or by any mortgagee, affecting any lease or the real property of which the demised premises are a part. In confirmation of such subordination, Tenant shall from time to time execute promptly any certificate that Owner may request.

Property Loss Damage Reimbursement Indemnity: **8.** Owner or its agents shall not be liable for any damage to property of Tenant or of others entrusted to employees of the building, nor for loss of or damage to any property of Tenant by theft or otherwise, nor for any injury or damage to persons or property resulting from any cause of whatsoever nature, unless caused by, or due to, the negligence of Owner, its agents, servants or employees. Owner or its agents will not be liable for any such damage caused by other tenants or persons in, upon, or about said building, or caused by operations in construction of any private, public or quasi public work. If at any time any windows of the demised premises are temporarily closed, darkened or bricked up (or permanently closed, darkened or bricked up, if required by law) for any reason whatsoever including, but not limited to, Owner's own acts, Owner shall not be liable for any damage Tenant may sustain thereby, and Tenant shall not be entitled to any compensation therefore, nor abatement or diminution of rent, nor shall the same release Tenant from its obligations hereunder, nor constitute an eviction. Tenant shall indemnify and save harmless Owner against and from all liabilities, obligations, damages, penalties, claims, costs and expenses for which Owner shall not be reimbursed by insurance, including reasonable attorneys' fees, paid, suffered or incurred as a result of any breach by Tenant, Tenant's agents, contractors, employees, invitees, or licensees, of any covenant or condition of this lease, or the carelessness, negligence or improper conduct of the Tenant, Tenant's agents, contractors, employees, invitees or licensees. Tenant's liability under this lease extends to the acts and omissions of

any subtenant, and any agent, contractor, employee, invitee or licensee of any subtenant. In case any action or proceeding is brought against Owner by reason of any such claim, Tenant, upon written notice from Owner, will, at Tenant's expense, resist or defend such action or proceeding by counsel approved by Owner in writing, such approval not to be unreasonably withheld.

Destruction, Fire and Other Casualty: 9. (a) If the demised premises or thereof shall be damaged by fire or other casualty, Tenant shall give immediate notice thereof to Owner, and this lease shall continue in full force and effect except as hereinafter set forth. (b) If the demised premises are partially damaged or rendered partially unusable by fire or other casualty, the damages thereto shall be repaired by, and at the expense of, Owner, and the rent and other items of additional rent, until such repair shall be substantially completed, shall be apportioned from the day following the casualty, according to the part of the demised premises which is unusable. (c) If the demised premises are totally damaged or rendered wholly unusable by fire or other casualty, and thenceforth shall cease until the date when the demised premises shall have been repaired and restored by Owner (or if sooner reoccupied in part by the Tenant then rent shall be apportioned as provided in subsection (b) above), subject to Owner's right to elect not to restore the same as hereinafter provided. (d) If the demised premises are rendered wholly unusable or (whether or not the demised premises are damaged in whole or in part) if the building shall be so damaged that Owner shall decide to demolish it or to rebuild it, then, in any of such events, Owner may elect to terminate this lease by written notice to Tenant, given within ninety (90) days after such fire or casualty, or thirty (30) days after adjustment of the insurance claim for such fire or casualty, whichever is sooner, specifying a date for the expiration of the lease, which date shall not be more than sixty (60) days after the giving of such notice, and upon the date specific in such notice the term of this lease shall expire as fully and completely as if such date were the date set forth above for the termination of this lease, and Tenant shall forthwith quit, surrender and vacate the demised premises without prejudice however, to Landlord's rights and remedies against Tenant under the lease provisions in effect prior to such termination, and any rent owing shall be paid up to such date, and any payments of rent made by Tenant which were on account of any period subsequent to such date shall be returned to Tenant. Unless Owner shall serve a termination notice as provided for herein, Owner shall make the repairs and restorations under the conditions of (b) and (c) hereof, with all reasonable expedition, subject to delays due to adjustment of insurance claims, labor troubles and causes beyond Owner's control. After any such casualty, Tenant shall cooperate with Owner's restoration by removing from the demised premises as promptly as reasonably possible, all of Tenant's salvageable inventory and movable equipment, furniture, and other property. Tenant's liability for rent shall resume five (5) days after written notice from Owner that the demised premises are substantially ready for Tenant's occupancy. (e) Nothing contained hereinabove shall relieve Tenant from liability that may exist as a result of damage from fire or other casualty. Notwithstanding anything contained to the contrary in subdivision (a) through (e) hereof, including Owner's obligation to restore under subparagraph (b) above, each party shall look first to any insurance in its favor before making any claim against the other party for recovery for loss or damage resulting from fire or other casualty, and to the extent that such insurance is in force and collectible, and to the extent permitted by law, Owner and Tenant each hereby releases and waives all right of recovery with respect to subparagraphs (b), (d), and (e) above, against the other, or any one claiming through or under each of them by way of subrogation or otherwise. The release and waiver herein referred to shall be deemed to include any loss or damage to the demised premises and/or to any personal property, equipment, trade fixtures, goods and merchandise located therein. The foregoing release and waiver shall be in force only if both releasors' insurance policies contain a clause providing that such a release or waiver shall not invalidate the insurance. If, and to the extent, that such waiver can be obtained only by the payment of additional premiums, then the party benefiting from the waiver shall pay such premium within ten days after written demand or shall be deemed to have agreed that the party obtaining insurance coverage shall be free of any further obligation under the provisions hereof with respect to waiver of subrogation. Tenant acknowledges that Owner will not carry insurance on Tenant's furniture and/or furnishings or any fixtures or equipment, improvements, or appurtenances removable by Tenant, and agrees that Owner will not be obligated to repair any damage thereto or replace the same. (f) Tenant hereby waives the provisions of this article shall govern and control in lieu thereof.

Eminent Domain: 10. If the whole or any part of the demised premises shall be acquired or condemned by Eminent Domain for any public or quasi public use or purpose, then, and in that event, the term of this lease shall cease and terminate from the date of title vesting in such proceeding, and Tenant shall have no claim for the

value of any unexpired term of said lease, and assigns to Owner, Tenant's entire interest in any such award. Tenant shall have the right to make an independent claim to the condemning authority for the value of Tenant's moving expenses and personal property, trade fixtures and equipment, provided Tenant is entitled pursuant to the terms of the lease to remove such property, trade fixtures and equipment at the end of the term, and provided further such claim does not reduce Owner's award.

Assignment, Mortgage, Etc. 11. Tenant, for itself, its heirs, distributees, executors, administrators, legal representatives, successors and assigns, expressly covenants that it shall not assign, mortgage or encumber this agreement, nor underlet, or suffer or permit the demised premises or any part thereof to be used by others, without the prior written consent of Owner in each instance. Transfer of the majority of the stock of a corporate Tenant or the majority interest in any partnership or other legal entity which is Tenant shall be deemed an assignment. If this lease be assigned, or if the demised premises or any part thereof be underlet or occupied by anybody other than Tenant, Owner may, after default by Tenant, collect rent from the assignee, under-tenant or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, underletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, undertenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Owner to an assignment or underletting shall not in any way be construed to relieve Tenant from obtaining the express consent in writing of Owner to any further assignment or underletting.

Electric Current: 12. Rates and conditions in respect to submetering or rent inclusion, as the case may be, to be added in

☞ **See ELECTRIC INCLUSION RIDER attached hereto**. Tenant covenants and agrees that at all times its use of electric current shall not exceed the capacity of existing feeders to the building or risers or wiring installation, and Tenant may not u se any electrical equipment which, in Owner's opinion, reasonably exercised, will overload such installations or interfere with the use thereof by other tenants of the building. The change at any time of the character of electric service shall in not way make Owner liable or responsible to Tenant, for any loss, damages or expenses which Tenant may sustain.

Access to Premises: 13. Owner or Owner's agents shall have the right (but shall not be obligated) to enter the demised premises in any emergency at any time, and, at other reasonable times, to examine the same and to make such repairs, replacements and improvements as Owner may deem necessary and reasonably desirable to the demised premises or to any other portion of the building or which Owner may elect to perform. Tenant shall permit Owner to use and maintain and replace pipes, ducts, and conduits in and through the demised premises and to erect new pipes, ducts, and conduits therein, provided they are concealed within the walls, floor or ceiling. Owner may, during the progress of any work in the demised premises, take all necessary materials and equipment into said premises without the same constituting an eviction, nor shall the Tenant be entitled to any abatement of rent while such work is in progress, nor to any damages by reason of loss or interruption of business or otherwise. Throughout the term hereof, Owner shall have the right to enter the demised premises at reasonable hours for the purpose of showing the same to prospective purchasers or mortgagees of the building, and during the last six months of the term, for the purpose of showing the same to prospective tenants. If Tenant is not present to open and permit an entry into the demised premises, Owner or Owner's agents may enter the same whenever such entry may be necessary or permissible by master key or forcibly, and provided reasonable care is exercised to safeguard Tenant's property, such entry shall not render Owner or its agents liable therefore, nor in any event shall the obligations of Tenant hereunder be affected. If during the last month of the term Tenant shall have removed all or substantially all of Tenant's property therefrom, Owner may immediately enter, alter, renovate or redecorate the demised premises without limitation or abatement of rent, or incurring liability to Tenant for any compensation, and such act shall have no effect on this lease or Tenant's obligation hereunder.

Vault, Vault Space, Area: 14. No vaults, vault space or area, enclosed or covered, not within the property line of the building, is leased hereunder, anything contained in or indicated on any sketch, blue print or plan, or anything contained elsewhere in this lease to the contrary notwithstanding. Owner makes no representation as to the location of the property line of the building. All vaults and vault space and all such areas not within the property line of the building, which Tenant may be permitted to use and or/occupy, is to be used and/or occupied under a revocable license, and if any such license be revoked, or if the amount of such space or area be diminished or required by any

federal, state or municipal authority or public utility. Owner shall not be subject to any liability, nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall such revocation, diminution or requisition be deemed constructive or actual eviction. Any tax, fee or charge of municipal authorities for such vault or area shall be paid by Tenant.

Occupancy: 15. Tenant will not at any time use or occupy the demised premises in violation of the certificate of occupancy issued for the building of which the demised premises are a part. Tenant has inspected the demised premises and accepts them as is, subject to the riders annexed hereto with respect to Owner's work, if any. In any event, Owner makes no representation as to the condition of the demised premises, and Tenant agrees to accept the same subject to violations, whether or not of record.

Bankruptcy 16. (a) Anything elsewhere in this Lease to the contrary notwithstanding, this lease may be cancelled by Owner by the sending of a written notice to Tenant within a reasonable time after the happening of any one or more of the following events: (1) the commencement of a case in bankruptcy or under the laws of any state naming Tenant (or a guarantor of any of Tenant' (or a guarantor of any of Tenant's obligations under this lease) of an assignment or any other arrangement for the benefit of creditors under any state statute. Neither Tenant nor any person claiming through or under Tenant, or by reason of any statute or order of court, shall thereafter be entitled to possession of the premises demised but shall forthwith quit and surrender the demised premises. If this lease shall be assigned in accordance with its terms, the provisions of this Article 16 shall be applicable only to the party then owning Tenant's interest in this lease.

(b) It is stipulated and agreed that in the event of the termination of this lease pursuant to (a) hereof, Owner shall forthwith, notwithstanding any other provisions of this lease to the contrary, be entitled to recover from Tenant as and for liquidated damages, an amount equal to the difference between the rent reserved hereunder for the unexpired portion of the terms demised and the fair and reasonable rental value of the demised premises for the period for which such installment was payable, shall be discounted to the date of termination at the rate of four percent (4%) per annum. If such demised premises or any part thereof be re-let by the Owner for the unexpired term of said lease, or any part thereof, before presentation of proof of such liquidated damages to any court, commission or tribunal, the amount of rent reserved upon such re-letting shall be deemed to be the fair and reasonable rental value for the part of the whole of the demised premises so re-let during the term of the re-letting. Nothing herein contained shall limit or prejudice the right of the Owner to prove for and obtain as liquidated damages, by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than, the amount of the difference referred to above.

Default: 17. (1) If Tenant defaults in fulfilling any of the covenants of this lease other than the covenants for the payment of rent or additional rent; or if the demised premises become vacant or deserted; or if any execution or attachment shall be issued against Tenant or any of Tenant's property, whereupon the demised premises shall be taken or occupied by someone other than Tenant; or if this lease be rejected under §365 of Title 11 of the U.S. Code (Bankruptcy Code); or if Tenant shall have failed, after five (5) days written notice, to redeposit with Owner any portion of the security deposit hereunder which Owner has applied to the payment of any rent and additional rent due and payable hereunder; or if Tenant shall be default with respect to any other lease between Owner and Tenant; or if Tenant shall fail to move into or take possession of the demised premises within thirty (30) after the commencement of the term of this lease, then, in any one or more of such events, upon Owner serving a written fifteen (15) days notice upon Tenant specifying the nature of said default, and upon the expiration of said fifteen (15) days, if Tenant shall have failed to comply with or remedy such default, or if the said default or omission complained of shall be of a nature that the same cannot be completely cured or remedied within said fifteen (15) day period, and if Tenant shall not have diligently commenced curing such default within such fifteen (15) day period, and shall not thereafter with reasonable diligence and in good faith, proceed to remedy or cure such default, then Owner may serve a written five (5) days notice of cancellation of this lease upon Tenant, and upon the expiration of said five (5) days this lease and the term thereunder shall end and expire as fully and completely as if the expiration of such five (5) day period were the day herein definitely fixed for the end and expiration of this lease and the term thereof, and Tenant shall then quit and surrender the demised premises to Owner, but Tenant shall remain liable as hereinafter provided.

(2) If the notice provided for in (1) hereof shall have been given, and the term shall expire as aforesaid; or if Tenant shall make default in

the payment of the rent reserved herein, or any item of additional rent herein mentioned, or any part of either, or in making any other payment herein required; then, and in any such events, Owner may without notice, re-enter the demised premises either by force or otherwise, and dispossess Tenant by summary proceedings or otherwise, and the legal representative of Tenant or other occupant of the demised premises, and remove their effects and hold the demised premises as if this lease had not been made, and Tenant hereby waives the service of notice of intention to re-enter or to institute legal proceedings to that end. If Tenant shall make default hereunder prior to the date fixed as the commencement of any renewal or extension of this lease, Owner may cancel and terminate such renewal or extension agreement by written notice.

Remedies of Owner and Waiver of Redemption: 18. In case of any such default, re-entry, expiration and/or dispossess by summary proceedings or otherwise, (a) the rent shall become due thereupon and be paid up to the time of such re-entry, dispossess and/or expiration, (b) Owner may re-let the demises premises or any part or parts thereof, either in the name of Owner or otherwise, for a term or terms, which may at Owner's option be less than or exceed the period which would otherwise have constituted the balance of the term of this lease, and may grant concession or free rent or charge a higher rental than that in this lease, and/or (c) Tenant or the legal representatives of Tenant shall also pay to Owner as liquidated damages for the failure of Tenant to observe and perform said Tenant's covenants herein contained, any deficiency between the rent hereby reserved and/or covenanted to be paid and the net amount, if any, of the rents collected on account of the lease or leases of the demised premises for each month of the period which would otherwise have constituted the balance of the term of this lease. The failure of Owner to re-let the demises premises, or any part or parts thereof, shall not release or affect Tenant's liability for damages. In computing such liquidated damages there shall be added to the said deficiency such expenses as Owner may incur in connection with re-letting, such as legal expenses, reasonable attorney's fees, brokerage, advertising and for keeping the demised premises in good order or for preparing the same for re-letting. Any such liquidated damage shall be paid in monthly installments by Tenant on the rent day specified in this lease, and any suit brought to collect the amount of the deficiency for any month shall not prejudice in any way the rights of Owner to collect the deficiency for any subsequent month by a similar proceeding. Owner, in putting the demises premises in good order or preparing the same for re-rental may, at Owner's option, make such alterations, repairs, replacements, and/or decorations in the demises premises as Owner, in Owner's sole judgment, considers advisable and necessary for the purpose of re-letting the demises premises, and the making of such alterations, repairs, replacements, and/or decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Owner shall in no event be liable in any way whatsoever for failure to re-let the demises premises, or in the event that the demised premises are re-let, for failure to collect the rent thereof under such reletting, and in no event shall Tenant be entitled to receive any excess, if any, of such net rents collected over the sums payable by Tenant to Owner hereunder. In the event of a breach or threatened breach by Tenant of any of the covenants or provisions hereof, Owner shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in this lease of any particular remedy, shall not preclude Owner from any other remedy, in law or in equity. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed for any cause, or in the event of Owner obtaining possession of the demises premises, by reason of the violation by Tenant of any of the covenants and conditions of this lease, or otherwise.

Fees and Expenses: 19. If Tenant shall default in the observance or performance of any term or covenant on Tenant's part to be observed or performed under, or any virtue of, any of the terms or provisions in any article of this lease, after notice, if required, and upon expiration of any applicable grace period, if any, (except in an emergency), then, unless otherwise provided elsewhere in this lease, Owner may immediately, or at any time thereafter and without notice, perform the obligations of Tenant thereunder. If Owner, in connection with the foregoing, or in connection with any default by Tenant in the covenant to pay rent hereunder, makes any expenditures or incurs any obligations for the payment of money, including but not limited to reasonable attorneys' fees, in instituting, prosecuting or defending any action or proceeding, and prevails in any such action or proceeding, then Tenant will reimburse Owner for such sums so paid, or obligations incurred, with interest and costs. The foregoing expenses incurred by reason of Tenant's default shall be deemed to be additional rent hereunder, and shall be paid by Tenant to Owner within ten (10) days of rendition of any bill or statement to Tenant therefore. If Tenant's lease term

shall have expired at the time of making of such expenditures or incurring of such obligations, such sums shall be recoverable by Owner, as damages.

Building Alterations and Management: 20. Owner shall have the right at any time without the same constituting an eviction and without incurring liability to Tenant therefore, to change the arrangement and/or location of public entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets or other public parts of the building, and to change the name, number or designation by which the building may be known. There shall be no allowance to Tenant for diminution or rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner or other Tenants making any repairs in the building or any such alterations, additions and improvements. Furthermore, Tenant shall not have any claim against Owner by reason of Owner's imposition of such controls of the manner of access to the building by Tenant's social or business visitors as the Owner may deem necessary for the security of the building and its occupants.

No Representations Owner: 21. Neither Owner nor Owner's agents have made any representations or promises with respect to the physical condition of the building, the land upon which it is erected or the demises premises, the rents, leases, expenses of operation of any other matter or thing affecting or related to the demises premises, except as herein expressly set forth, and no rights, easements or licenses are acquired by Tenant by implication or otherwise, except as expressly set forth in the provisions of this lease. Tenant has inspected the building and the demises premises and is thoroughly acquainted with their condition and agrees to take the same "as-is", and acknowledges that the taking of possession of the demises premises by Tenant shall be conclusive evidence that the said premises and the building of which the same form a part were in good and satisfactory condition at the time such possession was so taken, except as to latent defects. All understandings and agreements heretofore made between the parties hereto are merged in this contract, which alone fully and completely expresses the agreement between Owner and Tenant, and any executory agreement hereafter shall be ineffective to change, modify, discharge or effect an abandonment of it in whole or in part, unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought.

End of Term: 22. Upon the expiration or other termination of the term of this lease, Tenant shall quit and surrender to Owner the demises premises, "broom-clean", in good order and condition, ordinary wear and damages which Tenant is not required to repair as provided elsewhere in this lease excepted, and Tenant shall remove all its property. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of this lease. If the last day of the term of this lease or any renewal thereof, falls on Sunday, this lease shall expire at noon on the preceding Saturday, unless it e a legal holiday, in which case it shall expire at noon on the preceding business day.

Quiet Enjoyment: 23. Owner covenants and agrees with Tenant that upon Tenant paying the rent and additional rent and observing and performing all the terms, covenants and conditions, on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the premises hereby demises, subject, nevertheless, to the terms and conditions of this lease including, but not limited to, Article 31 hereof, and to the ground leases, underlying leases and mortgages hereinbefore mentioned.

Failure to Give Possession: 24. If Owner is unable to give possession of the demises premises on the date of the commencement of the term hereof because of the holding-over or retention of possession of any tenant, undertenant or occupants, or if the demised premises are located in a building being constructed, because such building has not been sufficiently completed to make the demises premises ready for occupancy, or because of the fact that a certificate of occupancy has not been procured, or for any other reason, Owner shall not be subject to any liability for failure to give possession on said date and the validity of the lease shall not be impaired under such circumstances, nor shall the same be construed in any way to extend the term of this lease, but the rent payable hereunder shall be abated (provided Tenant is not responsible for Owner's inability to obtain possession or complete construction) until after Owner shall have given Tenant written notice that the Owner is able to deliver possession in condition required by this lease. If permission is given to Tenant to enter into possession of the demised premises, or to occupy premises other than the demised premises, prior to the date specified as the commencement of the term of this lease, Tenant covenants and agrees that such possession and/or occupancy shall be deemed to be under all the terms, covenants, conditions and provisions of this lease, except the obligation to pay the fixed annual rent set forth in the preamble to this

lease. The provisions of this article are intended to constitute "an express provision to the contrary" within the meaning of Section 223-a of the New York Real Property Law.

No Waiver: 25. The failure of Owner to seek redress for violation of, or to insist upon the strict performance of, any covenant or condition of this lease or of any of the Rules or Regulations, set forth or hereafter adopted by Owner, shall not prevent a subsequent act which would have originally constituted a violation from having all the force and effect of an original violation. The receipt by Owner of rent and/or additional rent with knowledge of the breach of any covenant of this lease shall not be deemed a waiver of such breach, and no provision of this lease shall be deemed to have been waived by Owner unless such waiver be in writing signed by Owner. No payment by Tenant or receipt by Owner of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement of any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Owner may accept such check or payment without prejudice to Owner's right to recover the balance of such rent or pursue any other remedy in this lease provided. No act or thing done by Owner or Owner's agents during the term hereby demised shall be deemed an acceptance of a surrender shall be valid unless in writing signed by Owner. No employee of Owner or Owner's agent shall have any power to accept the keys of said premises prior to the termination of the lease, and the delivery of keys to any such agent or employee shall not operate as a termination of the lease or a surrender of the demises premises.

Waiver of Trial by Jury: 26. It is mutually agreed by and between Owner and Tenant that the respective parties hereto shall, and they hereby do, waive trial by jury in any action proceeding or counterclaim brought by either of the parties hereto against the other (except for personal injury or property damage) on any matters whatsoever arising out of, or in any way connected with, this lease, the relationship of Owner and Tenant, Tenant's use of, or occupancy of, the demised premises, and any emergency statutory or any other statutory remedy. It is further mutually agreed that in the event Owner commences any proceeding or action for possession, including a summary proceeding for possession of the demised premises, Tenant will not interpose any counterclaim of whatever nature or description in any such proceeding, including a counterclaim under Article 4, except for statutory mandatory counterclaims.

Inability to Perform: 27. This lease and the obligations of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in no way be affected, impaired or excused because Owner is unable to fulfill any of its obligations under this lease, or to supply, or is delayed in supplying any service expressly or impliedly to be supplied, or is unable to make, or is delayed in making, any repair, additions, alterations, or decorations, or is unable to supply, or is delayed in supplying, any equipment, fixtures, or other materials, if Owner is prevented or delayed from so doing by reason of strike or labor troubles on any cause whatsoever including, but not limited to, government preemption or restrictions, or by reason of any rule, order or regulation of any department or subdivision thereof of any government agency, or by reason of the conditions which have been or are affected, either directly or indirectly, by war or other emergency.

Bills and Notices: 28. Except as otherwise in this lease provided, any notice, statement, demand or other communication required or permitted to be given, rendered or made by either party to the other, pursuant to this lease or pursuant to any applicable law or requirement of public authority, shall be in writing (whether or not so stated elsewhere in this lease) and shall be deemed to have been properly given, rendered or made, if sent by registered or certified mail (express mail, if available), return receipt requested, or by courier guaranteeing overnight delivery and furnishing a receipt in evidence thereof, addressed to the other party at the address hereinabove set forth (except that after the date specified as the commencement of the term of this lease, Tenant's address, unless Tenant shall be notice to the contrary, or made (a) on the date delivered, if delivered to Tenant personally, (b) on the date delivered, if delivered by overnight courier or (c) on the date which is two (2) days after being mailed. Either party may, by notice as aforesaid, designate a different address or addresses for notices, statements, demand or other communications intended for it. Notices given by Owner's managing agent shall be deemed a valid notice if addressed and set in accordance with the provisions of this Article. At Owner's option, notices and bills to Tenant may be sent by hand delivery.

Water Charges: 29. If Tenant requires, uses or consumes water for any purpose in addition to ordinary lavatory purposes (of which fact Owner shall be the sole judge) Owner may install a water meter and thereby measure Tenant's water

consumption for all purposes. Tenant shall pay Owner for the cost of the meter and the cost of the installation. Throughout the duration of Tenant's occupancy, Tenant shall keep said meter and installation equipment in good working order and repair at Tenant's own cost and expense. In the event Tenant fails to maintain the meter and installation equipment in good working order and repair (of which fact Owner shall be the sole judge) Owner may cause such meter and equipment to be replaced or repaired, and collect the cost thereof from Tenant as additional rent. Tenant agrees to pay for water consumed, as shown on said meter as and when bills are rendered, and in the event Tenant defaults in the making of such payment, Owner may pay such charges and collect the same from Tenant as additional rent. Tenant covenants and agrees to pay, as additional rent, the sewer rent, charge or any other tax, rent or levy which now or hereafter is assessed, imposed or a lien upon the demised premises, or the realty of which they are a part, pursuant to any law, order or regulation made or issued in connection with the use, consumption, maintenance or supply of water, the water system or sewage or sewage connection or system. If the building, the demised premises, or any part thereof, is supplied with water through a meter through which water is also supplied to other premises, Tenant shall pay to Owner, as additional rent, on the first day of each month, ☞ Fifty and 00/100 Dollars ($50.00) of the total meter charges as Tenant's portion. Independently of, and in addition to, any of the remedies reserved to Owner hereinabove or elsewhere in this lease, Owner may sue for and collect any monies to be paid by Tenant, or paid by Owner, for any of the reasons or purposes hereinabove set forth.

Sprinklers: 30. Anything elsewhere in this lease to the contrary notwithstanding, if the New York Board of Fire Underwriters or the New York Fire Insurance Exchange or any bureau, department or official of the federal, state or city government recommend or require the installation of a sprinkler system, or that any changes, modifications, alterations, or additional sprinkler heads or other equipment be made or supplied in an existing sprinkler system by reason of Tenant's business, the location of partitions, trade fixtures, or other contents of the demised premises, or for any other reason, or if any such sprinkler system installations, modifications, alterations, additional sprinkler heads or other such equipment, become necessary to prevent the imposition of a penalty or charge against the full allowance for a sprinkler system in the fire insurance rate set by said Exchange or any other body making fire insurance rates, or by any fire insurance company, Tenant shall, at Tenant's expense, promptly make such sprinkler system installations, charges, modifications, alterations, and supply additional sprinkler heads or other equipment as required, whether the work involved shall be structural or non-structural in nature. Tenant shall pay to Owner as additional rent the sum of ☞ Fifty and 00/100 Dollars ($50.00), on the first day of each month during the term of this lease, as Tenant's portion of the contract price for sprinkler supervisory service.

Elevators, Heat, Cleaning: 31. As long as Tenant is not in default under any of the covenants of this lease, beyond the applicable grace period provided in this lease for the curing of such defaults, Owner shall: (a) provide necessary passenger elevator facilities on business days from 8 a.m. to 6 p.m. and on Saturdays from 8 a.m. to 1 p.m.; (b) if freight elevator service is provided, same shall be provided only on regular business days, Monday through Friday inclusive, and on those days only between the hours of 9 a.m. and 12 noon and between 1 p.m. and 5 p.m.; (c) furnish heat, water and other services supplied by Owner to the demised premises, when and as required by law, on business days from 8 a.m. to 6 p.m. and on Saturdays from 8 a.m. to 1 p.m.; (d) clean the public halls and public portions of the building which are used in common by all tenants. Tenant shall, at Tenant's expense, keep the demised premises, including the windows, clean and in order, to the reasonable satisfaction of Owner, and for that purpose shall employ person or persons, or corporations approved by Owner. Tenant shall pay to Owner the cost of removal of any of Tenant's refuse and rubbish from the building. Bills for the same shall be rendered by Owner to Tenant at such time as Owner may elect, and shall be due and payable hereunder, and the amount of such bills shall be deemed to be, and be paid as additional rent. Tenant shall, however, have the option of independently contracting for the removal of such rubbish and refuse in the event that Tenant does not wish to have same done by employees of Owner. Under such circumstances, however, the removal of such refuse and rubbish by others shall be subject to such rules and regulations as, in the judgment of Owner, are necessary for the proper operation of the building. Owner reserves the right to stop service of the heating, elevator, plumbing and electric systems, when necessary, by reason of accident or emergency, or for repairs, alterations, replacements or improvements, which in the judgment of Owner are desirable or necessary to be made, until said repairs, alterations, replacements or improvements shall have

been completed. If the building of which the demised premises are a part supplies manually operated elevator service, Owner may proceed diligently with alterations necessary to substitute automatic control elevator service without in any way affecting the obligations of Tenant hereunder.

Security: 32. Tenant has deposited with Owner the sum of Fifty Four Thousand Seven Hundred Eighty Nine and 00/100 Dollars ($54,789.00)

☞ as security for the faithful performance and observance by Tenant of the terms, provisions and conditions of this lease; it is agreed that in the event Tenant defaults in respect of any of the terms, provisions and conditions of this lease, including, but not limited to, the payment of rent and additional rent, Owner may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent, or any other sum as to which Tenant is in default, or for any sum which Owner may expend or may be required to expend by reason of Tenant's default in respect of any of the terms, covenants and conditions of this lease, including but not limited to, any damages or deficiency in the re-letting of the demises premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Owner. In the case of every such use, application or retention, Tenant shall, within five (5) days after demand, pay to Owner the sum so used, applied or retained which shall be added to the security deposit so that the same shall be replenished to its former amount. In the vent that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this lease, the security shall be returned to Tenant after the date fixed as the end of the lease and after delivery of entire possession of the demised premises to Owner. In the event of a sale of the land and building, or leasing of the building, of which the demised premises form a part, Owner shall thereupon be released by Tenant from all liability for the return of such security; and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new Owner. Tenant further covenants that it will not assign or encumber, or attempt to assign or encumber, the monies deposited herein as security, and that neither Owner nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

Captions: 33. The Captions are inserted only as matter of convenience and for reference, and in no way define, limit or describe the scope of this lease nor the intent of any provision thereof.

Definitions: 34. The term "Owner" means a landlord or lessor, and as used in this lease means only the owner, or the mortgagee in possession for the time being, of the land and building (or the owner of a lease of the building or of the land and building) of which the demised premises form a part, so that in the event of any sale or sales or conveyance, assignment or transfer of said land and building, or of said lease, or in the event of a lease of said building, or of the land and building, the said Owner shall be, and hereby is, entirely freed and relieved of all covenants and obligations of Owner hereunder, and it shall be deemed and construed without further agreement between the parties or their successors in interest, or between the parties and the purchaser, at any such sale, or the said lessee of the building, or of the land the building, that the purchaser, grantee, assignee or transferee or the lessee of the building has assumed and agreed to carry out any and all covenants and obligations of Owner, hereunder. The words "re-enter" and "re-entry" as used in this lease are not restricted to their technical legal meaning. The term "business days" as used in this lease shall exclude Saturdays, Sundays and all days as observed by the State or Federal Government as legal holidays and those designated as holidays by the applicable building service union employees service contract, or by the applicable Operating Engineers contract with respect to HVAC service. Wherever it is expressly provided in this lease that consent shall not be unreasonably withheld, such consent shall not be unreasonably delayed.

Adjacent Excavation-Shoring: 35. If an excavation shall be made upon land adjacent to the demises premises, or shall be authorized to be made, Tenant shall afford to the person causing or authorized to cause such excavation, a license to enter upon the demises premises for the purpose of doing such work as said person shall deem necessary to preserve the wall or the building, of which demised premises form a part, from injury or damage, and to support the same by proper foundations, without any claim for damages or indemnity against Owner, or diminution or abatement of rent.

Rules and Regulations: 36. Tenant and Tenant's servants, employees, agents, visitors, and

---

☞ **See Article 52 of Rider**

licensees shall observe faithfully, and comply strictly with, the Rules and Regulations and such other and further reasonable Rules and Regulations as Owner and Owner's agents may from time to time adopt. Notice of any additional Rules or Regulations shall be given in such manner as Owner may elect. In case Tenant disputes the reasonableness of any additional Rules or Regulations hereafter made or adopted by Owner or Owner's agents, the parties hereto agree to submit the question of the reasonableness of such Rules or Regulations for decision to the New York office of the American Arbitration Association, whose determination shall be final and conclusive upon the parties hereto. The right to dispute the reasonableness of any additional Rules or Regulations upon Tenant's part shall be deemed waived unless the same shall be asserted by service of a notice, in writing, upon Owner, within fifteen (15) days after the giving of notice thereof. Nothing in this lease contained shall be construed to impose upon Owner any duty or obligation to enforce the Rules and Regulations or terms, covenants or conditions in any other lease, as against any other tenant, and Owner shall not be liable to Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors or licensees.

Estoppel Certificate: 37. Tenant, at any time, and from time to time, upon at least ten (10) days prior notice by Owner, shall execute, acknowledge and deliver to Owner, and/or to any other person, firm or corporation specified by Owner, a statement certifying that this lease is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications), stating the dates to which the rent and additional rent have been paid, and stating whether or not there exists any default by Owner under this lease, and, if so, specifying each such default and such other information as shall be required of Tenant.

Successors 38. The covenants, conditions and agreements contained in this lease shall bind and inure to the benefit of Owner and Tenant and their respective heirs, distributees, executors, administrators, successors, and except as otherwise provided in this lease, their assigns. Tenant shall look only to Owner's estate and interest in the land and building, for the satisfaction of Tenant's remedies for the collection of a judgment (or other judicial process) against Owner in the event of any default by Owner hereunder, and no other property or assets of such Owner (or any partner, member, officer or director thereof, disclosed or undisclosed), shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under, or with respect to, this lease, the relationship of Owner and Tenant hereunder, or Tenant's use and occupancy of the demised premises.

In Witness Whereof, Owner and Tenant have respectively signed and sealed this lease (consisting of Articles 1 -38 hereinabove, the Rules and Regulations, Articles 39 – 72 of the Rider, and the Electric Inclusion Rider) as of the day and year first above written.

Witness for Owner:

____

TR 39th ST. LAND CORP., a Delaware corporation

By: _______________________________
Name: Jenifer Ratcliffe
Its: President

Witness for Tenant:

____

PANGLOBAL BRAND, INC., a ____________ corporation

By: _______________________________
Name: _______________________________
Its: _______________________________

ACKNOWLEDGMENT

STATE OF ______________

SS.:

COUNTY OF ________________

On the _____ day of ________ in the year ________, before me, the undersigned, a Notary Public in and for said State, personally appeared Jenifer Ratcliffe, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her capacity as President of TR 39th St. Land Corp., and that by her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

____

NOTARY PUBLIC

ACKNOWLEDGMENT

STATE OF ______________

SS.:

COUNTY OF _______________

On the _____ day of ________ in the year ________, before me, the undersigned, a Notary Public in and for said State, personally appeared __________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

____

NOTARY PUBLIC

RULES AND REGULATIONS ATTACHED TO AND MADE A PART OF THIS LEASE IN ACCORDANCE WITH ARTICLE 36.

1. The sidewalks, entrances, driveways, passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or encumbered by any Tenant or used for any purpose other than for ingress or egress from the demised premises and for delivery of merchandise and equipment in a prompt and efficient manner, using elevators and passageways designated for such delivery by Owner. There shall not be used in any space, or in the public hall of the building, either by any Tenant or by jobbers or others in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and sideguards. If said premises are situated on the ground floor of the building, Tenant thereof shall further, at Tenant's expense, keep the sidewalk and curb in front of said premises clean and free from ice, snow, dirt and rubbish.

2. The water and wash closets and plumbing fixtures shall not be used for any purposes other than those for which they were designed or constructed and no sweepings, rubbish, rags, acids or other substances shall be deposited therein, and the expense of any breakage, stoppage, or damage resulting from the violation of this rule shall be borne by the Tenant who, or whose clerks, agents, employees or visitors, shall have caused it.

3. No carpet, rug or other article shall be hung or shaken out of any window of the building; and no Tenant shall sweep or throw or permit to be swept or thrown from the demised premises any dirt or other substances into any of the corridors or halls, elevators, or out of the doors or windows or stairways of the building and Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the demised premises, or permit or suffer the demised premises to be occupied or used in a manner offensive or objectionable to Owner or other occupants of the buildings by reason of noise, odors, and/or vibrations, or interfere in any way with other Tenants or those having business therein, nor shall any animals or birds be kept in or about the building. Smoking or carrying lighted cigars or cigarettes in the elevators of the building is prohibited.

4. No awnings or other projections shall be attached to the outside walls of the building without the prior written consent of Owner.

5. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by any Tenant on any part of the outside of the demised premises or the building or on the inside of the demised premise if the same is visible from the outside of the premises without the prior written consent of Owner, except that the name of Tenant may appear on the entrance door of the premises. In the event of the violation of the foregoing by any Tenant, Owner may remove same without any liability, and may charge the expense incurred by such removal to Tenant or Tenants violating this rule. Interior signs on doors and directory tablet shall be inscribed, painted or affixed for each Tenant by Owner at the expense of such Tenant, and shall be of a size, color and style acceptable to Owner.

6. No Tenant shall mark, paint, drill into, or in any way deface any part of the demised premises or the building of which they form a part. No boring, cutting or stringing of wires shall be permitted, except with the prior written consent of Owner, and as Owner may direct. No Tenant shall lay linoleum, or other similar floor covering, so that the same shall come in direct contact with the floor of the demised premises, and, if linoleum or other similar floor covering is desired to be used, an interlining of builder's deadening felt shall be first affixed to the floor, by a paste or other material, soluble in water, the use of cement or other similar adhesive material being expressly prohibited.

7. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any Tenant, nor shall any changes be made in existing locks or mechanism thereof. Each Tenant must, upon the termination of his Tenancy, restore to Owner all keys of stores, offices and toilet rooms, either furnished to, or otherwise

procured by, such Tenant, and in the event of the loss of any keys, so furnished, such Tenant shall pay to Owner the cost thereof.

8. Freight, furniture, business equipment, merchandise and bulky matter of any description shall be delivered to and removed from the premises only on the freight elevators and through the service entrances and corridors, and only during hours and in a manner approved by Owner. Owner reserves the right to inspect all freight to be brought into the building and to exclude from the building all freight which violates any of these Rules and Regulations of the lease or which these Rules and Regulations are a part.

9. Canvassing, soliciting and peddling in the building is prohibited and each Tenant shall cooperate to prevent the same.

10. Owner reserves the right to exclude from the building between the hours of 6 p.m. and 8 a.m., and at all hours on Sundays, and legal holidays, all persons who do not present a pass to the building, signed by Owner. Owner will furnish passes to persons for whom any Tenant requests same in writing. Each Tenant shall be responsible for all persons for whom he requests such pass and shall be liable to Owner for all acts of such persons.

11. Owner shall have the right to prohibit any advertising by any Tenant which in Owner's opinion, tends to impair the reputation of the building or its desirability as a building for offices, and upon written notice from Owner, Tenant shall refrain from or discontinue such advertising.

12. Tenant shall not bring or permit to be brought or kept in or on the demised premises, any inflammable, combustible or explosive fluid, material, chemical or substance, or cause or permit any odors of cooking or other processes, or any unusual or other objectionable odors to permeate in or emanate from the demised premises.

13. Tenant shall not use the demised premises in a manner which disturbs or interferes with other tenants in the beneficial use of their premises..

14. Refuse and Trash. (1) Compliance by Tenant. Tenant covenants and agrees, at its sole cost and expense, to comply with all present and future laws. orders, and regulations, of all state, federal, municipal, and local governments, departments, commissions and boards regarding the collection, sorting, separation and recycling of waste products, garbage, refuse and trash. Tenant shall sort and separate such waste products, garbage, refuse and trash into such categories as provided by law. Each separately sorted category of waste products, garbage, refuse and trash shall be placed in separate receptacles reasonably approved by Owner. Tenant shall remove, or cause to be removed by a contractor acceptable to Owner, at Owner's sole discretion, such items as Owner may expressly designate. (2) Owner's Rights in Event of Noncompliance. Owner has the option to refuse to collect or accept from Tenant waste products, garbage, refuse or trash (a) that is not separated and sorted as required by law or (b) which consists of such items as Owner may expressly designate for Tenant's removal, and to require Tenant to arrange for such collection at Tenant's sole cost and expense, utilizing a contractor satisfactory to Owner. Tenant shall pay all costs, expenses, fines, penalties or damages that may be imposed on Owner or Tenant by reason of Tenant's failure to comply with the provisions of this Building Rule 14, and, at Tenant's sole cost and expense, shall indemnity, defend and hold Owner harmless (including reasonable legal fees and expenses) from and against any actions, claims and suits arising from such noncompliance, utilizing counsel reasonably satisfactory to Owner.

RIDER TO LEASE

ATTACHED TO AND MADE A PART OF LEASE

DATED _________, 2007

BETWEEN

TR 39th ST. LAND CORP., AS OWNER,

AND

PANGLOBAL BRAND, INC., AS TENANT

39. Conflicts. In the event of any conflict between any of the provisions of this rider and any of the provisions, printed or typewritten, of the printed portion of this lease, the provisions of this rider shall control.

40. As Is. Notwithstanding any provision herein to the contrary, Tenant shall accept possession of the demised premises in its "AS IS" condition on the date the term of this lease shall commence and Owner shall have no obligation to furnish, render or supply any work, labor, services, equipment, materials, decorations, furniture or fixtures to make the demised premises ready or suitable for Tenant's use or occupancy except as expressly provided in Article 56.

41. Real Estate Taxes.

(a) For the purpose of this Article:

(i) The term "Taxes" shall mean all real estate taxes and any general or special assessments, BID Charges, sewer and water rents, rates and charges and other governmental levies, impositions and charges, whether special, ordinary, extraordinary, foreseen or unforeseen, which may be assessed, levied or imposed upon all or any part of the building of which the demised premises forms a part (the "Building"') and/or the land on which the Building is erected (exclusive of penalties and interest) and (2) any expenses incurred by Owner in contesting the same. If, at any time during the term of this lease, the methods of taxation prevailing on the date hereof shall be altered so that in lieu of, or as an addition to, or as a substitute for, the whole or any part of such real estate taxes, vault charges, assessments and special assessments now imposed on real estate, there shall be levied, assessed and imposed (x) a tax, assessment, levy, imposition, license fee or charge wholly or partially as a capital levy or otherwise on the rents received therefrom, or (y) any other additional or substitute tax, assessment, levy, imposition, fee or charge, then all such taxes, assessments, levies, impositions, fees or charges shall be deemed to be included within the term "Taxes" for the purposes hereof.

(ii) The term "Base Tax Year" shall mean the 2007/2008 Tax Year (as defined below).

(iii) The term "Base Tax" shall mean the Taxes for the Base Tax Year.

(iv) The term "BID Charges" shall mean business improvement district charges imposed on the Building and/or the land on which the Building is erected, and any expenses incurred by Owner in contesting the same.

(v) the term "Tax Payment Date" shall mean December 1st and June 1st of each year, subject to adjustment in the event the Tax Year established by the City of New York is changed.

(vi) The term "Tax Statement" shall mean a written statement prepared by Owner or its agent, setting forth Owner's computation of the Tax Payment for a particular Tax Year.

(vii) The term "Tax Year" shall mean the period of 12 calendar months beginning July 1st, or such other period of twelve (12) months occurring during the term of this lease as hereafter may be duly adopted as the fiscal year for real estate tax purposes by the City of New York.

(viii) The term "Tenant's Share" shall mean 1.28% percent (2,609/203,500).

(b) If the Taxes for any Tax Year shall exceed the Base Tax, Tenant shall pay to Owner as Additional Rent for such Tax Year an amount (the "Tax Payment" equal to Tenant's Share of the amount by which Taxes for such Tax Year are greater than the Base Tax. If a Tax Year ends after the expiration or termination of the term of the lease, the Tax Payment therefor shall be prorated to correspond to that portion of such Tax Year occurring within the term of the lease. If the real estate fiscal tax year of the City of New York shall be changed during the term of this lease, any Taxes for a real estate fiscal tax year, a part of which is included within a particular Tax Year and a part of which is not so included (and the Base Tax), shall be appropriately apportioned for the purpose of making the computations under this Article.

(c) Owner may furnish to Tenant, prior to the commencement of each Tax Year, a written statement setting forth Owner's estimate of the Tax Payment for such Tax Year. Tenant shall pay to Owner on the first day of each month during such Tax Year, an amount equal to one-twelfth of Owner's estimate of the Tax Payment for such Tax Year. If Owner shall not furnish any such estimate for a Tax Year or if Owner shall furnish any such estimate for a Tax Year subsequent to the commencement thereof, then (i) until the first day of the month following the month in which such estimate is furnished to Tenant, Tenant shall pay to Owner on the first day of each month an amount equal to the monthly sum payable by Tenant to Owner hereunder in respect of the last month of the preceding Tax Year; (ii) promptly after such estimate is furnished to Tenant, Owner shall notify Tenant whether the installments of the Tax Payment previously made for such Tax Year were greater or less than the installments of the Tax Payment to be made in accordance with such estimate, and (x) if there is a deficiency, Tenant shall pay the amount thereof within twenty (20) days after demand therefor, or (y) if there is an

overpayment, Owner shall either promptly refund to Tenant the amount thereof or permit Tenant to credit the amount thereof against subsequent payments under this Article; and (iii) on the first day of the month following the month in which such estimate is furnished to Tenant and monthly thereafter throughout such Tax Year, Tenant shall pay to Owner an amount equal to one-twelfth of the Tax Payment shown on such estimate. Owner may, during each Tax Year, furnish to Tenant a revised statement of Owner's estimate of the Tax Payment for such Tax Year, and in such case, the Tax Payment for such Tax Year shall be adjusted and paid or refunded as the case may be, substantially in the same manner as provided in the preceding sentence.

(d) After the end of each Tax Year Owner shall furnish to Tenant a Tax Statement for such Tax Year. If such Tax Statement shall show that the sums paid by Tenant, if any, hereunder exceeded the Tax Payment to be paid by Tenant for the applicable Tax Year, Owner shall either promptly refund to Tenant the amount of such excess or permit Tenant to credit the amount of such excess against subsequent payments under this Article; and if such Tax Statement shall show that the sums so paid by Tenant were less than the Tax Payment to be paid by Tenant for such Tax Year, Tenant shall pay the amount of such deficiency within twenty (20) days after demand therefor. If there shall be any increase in the Taxes for any Tax Year, whether during or after such Tax Year, or if there shall be any decrease in the Taxes for any Tax Year, the Tax Payment for such Tax Year shall be appropriately adjusted and paid or refunded, as the case may be, in accordance herewith. In no event, however, shall Taxes be reduced below the Base Tax Amount.

(e) At Owner's option, in lieu of the Tax Payment for any Tax Year or Tax Years being due and payable in the manner set forth herein above, the Tax Payment for each Tax Year shall be due and payable in installments in the same manner that Taxes for such Tax Year are due and payable to the City of New York, except that Tenant shall pay Tenant's Share of each such installment to Owner at least thirty (30) days prior to the date such installment first becomes due to the City of New York. Owner's failure to render a Tax Statement with respect to any Tax Year shall not prejudice Owner's right thereafter to render a Tax Statement with respect to any such Tax Year nor shall the rendering of a Tax Statement prejudice Owner's right thereafter to render a corrected Tax Statement for that Tax Year. Owner's election to have Tenant's Tax Payment for any Tax Year be due and payable as set forth in this Section 41(e) shall not prejudice Owner's right to cause Tenant's Tax Payment to be due and payable in the manner set forth in Section 41(c) for any other Tax Year or Tax Years.

(f) If the Base Tax is reduced as a result of an appropriate proceeding or otherwise, Owner shall adjust the amount of each Tax Payment previously made, and Tenant shall pay the amount of the adjustment on the next Rent installment date immediately following receipt of a demand therefor from Owner setting forth the amount of the adjustment. If, in any Tax Year, the Building or the land is entitled to any abatement of or exemption from Taxes (or any assessment or rate which comprises Taxes), or credit on account of early payment of Taxes, such abatement, exemption or credit shall not be taken into account in determining Tenant's Tax Payment for that Tax

Year, but the Tax Payment shall be based on the Taxes which would have been payable without the abatement or exemption.

(g) If Owner shall receive a refund of the Taxes for any Tax Year, Owner shall pay to Tenant Tenant's Share of the net refund (after deducting from such total refund the costs and expenses of obtaining same which have not previously been included in Taxes under this lease); but (i) such payment to Tenant shall not exceed Tenant's Tax Payment actually paid for such Tax Year and (ii) if Tenant is then in default in the payment of any Base Rent or Additional Rent, Owner shall first apply that refund to the defaulted payments. Only Owner shall be eligible to institute tax reduction or other proceedings to reduce the Taxes.

(h) The expiration or termination of this lease during any Tax Year for any part or all of which there is a Tax Payment or refund due under this Article 41 shall not affect the rights or obligations of the parties hereto respecting such Tax Payment or refund and any Tax Statement relating to such Tax Payment may, on a pro-rata basis, be sent to Tenant subsequent to, and all such rights and obligations shall survive, any such expiration or termination. Any such payment shall be (i) calculated based on a year of 365 days and paid based on the actual number of days elapsed and (ii) shall be payable within thirty (30) days after such statement is sent to Tenant.

42. Utility Expenses, (a) For the purpose of this Article:

(i) The term "Utility Expenses" shall mean all costs and expenses paid or incurred by Owner or on Owner's behalf in respect of gas, steam, electricity, heat, ventilation, air-conditioning, water, telephone and other utilities furnished to the Building (including, without limitation, the common areas thereof), together with any taxes on such utilities, which are not paid by any other tenant of the Building.

(ii) The term "Base Utility Year" shall mean the calendar year commencing January 1, 2007.

(iii) The term "Utility Year" shall mean each calendar year following the Base Utility Year.

(iv) The term "Utility Statement" shall mean a written statement prepared by Owner or its agent, setting forth Owner's computation of the sum payable by Tenant under this Article for a particular Utility Year.

(v) The term "Tenant's Share" shall mean 1.28% percent.

(b) For each Utility Year commencing during the term of this lease, Tenant shall pay to Owner an annual amount (the "Utility Payment") equal to Tenant's Share of the amount by which the Utility Expenses for such Utility Year exceed the Utility Expenses for the Base Utility Year.

(c) At Owner's option, Owner shall furnish to Tenant, prior to the commencement of each Utility Year, a written statement setting forth Owner's estimate

of the Utility Payment for such Utility Year. Tenant shall pay to Owner on the first day of each month during such Utility Year an amount equal to one-twelfth of Owner's estimate of the Utility Payment for such Utility Year. If, however, Owner shall furnish any such estimate for a Utility Year subsequent to the commencement thereof, then (i) until the first day of the month following the month in which the estimate is furnished to Tenant, Tenant shall pay to Owner on the first day of each month an amount equal to the monthly sum payable by Tenant to Owner under this Article in respect of the last month of the preceding Utility Year; (ii) promptly after the estimate is furnished to Tenant, Owner shall give notice to Tenant stating whether the installments of the Utility Payment previously made for such Utility Year were more or less than the installments of the Utility Payment to be made for such Utility Year in accordance with the estimate, and (x) if there shall be a deficiency, Tenant shall pay the amount thereof within twenty (20)days after demand therefor or (y) if there shall have been an overpayment, Owner shall either promptly refund to Tenant the amount thereof or permit Tenant to credit the amount thereof against subsequent payments under this Article; and (iii) on the first day of the month following the month in which the estimate is furnished to Tenant, and monthly thereafter throughout the remainder of such Utility Year, Tenant shall pay to Owner an amount equal to one-twelfth of the Utility Payment shown on the estimate. Owner may, from time to time during each Utility Year, furnish to Tenant a revised statement of Owner's estimate of the Utility Payment for such Utility Year, and in such case, the Utility Payment for such Utility Year shall be adjusted and paid or refunded, as the case may be, substantially in the same manner as provided in the preceding sentence.

(d) After the end of each Utility Year Owner shall furnish to Tenant a Utility Statement for such Utility Year. If the Utility Statement shall show that the sums paid by Tenant under this Article exceeded the Utility Payment to be paid by Tenant for such Utility Year, Owner shall either promptly refund to Tenant the amount of such excess or permit Tenant to credit the amount of such excess against subsequent payments under this Article; and if the Utility Statement for such Utility Year shall show that the sums so paid by Tenant were less than the Utility Payment to be paid by Tenant for such Utility Year, Tenant shall pay the amount of such deficiency within twenty (20) days after demand therefor. If there shall be any increase in the Utilities for any Utility Year, whether during or after such Utility Year, or if there shall be any decrease in the Utilities for any Utility Year, the Utility Payment for such Utility Year shall be appropriately adjusted and paid or refunded, as the case may be, in accordance herewith. In no event, however, shall Utilities be reduced below the Utilities for the Base Utility Year.

(e) Each such Utility Statement given by Owner pursuant to Paragraph 44(d)shall be conclusive and binding upon Tenant absent manifest error.

(f) If a Utility Year ends after the expiration or termination of this lease, the Utility Payment for that Utility Year shall be prorated to correspond to that portion of the Utility Year occurring within the term of this lease.

(g) If Owner shall make any capital improvements to the Building and/or install any machinery or equipment in the Building, which is made, installed or becomes

operational after the Base Utility Year, and which has the effect of reducing the expenses which otherwise would be included in Utility Expenses, the amount of such reduction in Utility Expenses which would have been incurred by Owner during each Utility Year of the term of this lease shall be included in Utility Expenses for each Utility Year of the term of this lease.

(h) If any tax or other charge is imposed upon Owner's receipt of Additional Rent under this Article, such taxes or other charges shall be passed on to, and included in the bill of, and paid by, Tenant.

43. Electric.

Tenant shall not use the existing Building electric feeders beyond the capacity servicing the demised premises. The furnishing of electric energy to the demised premises shall be governed by the Electric Inclusion Rider attached to this lease and made a part hereof. At the commencement of this lease, electric energy shall be supplied to Tenant at the demised premises by rent inclusion as provided therein.

44. Assignment/Subletting.

(a) If at the request of and as accommodation to Tenant, Owner shall place upon such directory board as Owner may from time to time maintain in the lobby of the Building, one or more names of persons other than Tenant, such directory board listing shall not be construed as the consent by Owner to an assignment or subletting by Tenant to such person or persons.

(b) All checks tendered to Owner as and for the rent of the demised premises shall be deemed payments for the account of Tenant. Acceptance by Owner of rent from anyone other than Tenant shall not be deemed to operate as an attornment to Owner by the payer of such rent or as consent of Owner to an assignment or subletting by Tenant of the demised premises to such payer, or as a modification of the provisions of this lease.

(c) Anything herein contained to the contrary notwithstanding, but subject to the terms and conditions of Paragraph 44(d). Owner shall not unreasonably withhold consent to the assignment or subletting of this lease provided that:

(i) Tenant designates the Building's leasing agent as Tenant's exclusive agent to effect such assignment or subletting and agrees to pay said leasing agent a commission computed in accordance with the commission rates of such leasing agent then in effect:

(ii) Tenant agrees to pay such reasonable attorneys' fees as may be incurred by Owner in connection with Tenant's request for consent to an assignment or subletting;

(iii) Any such assignment or subletting shall be made solely upon the following terms and conditions:

A. Tenant shall submit to Owner in writing: (a) the name of the proposed assignee or subtenant; (b) a copy of the proposed assignment or sublease, the effective or commencement date of which shall be at least sixty (60) days after the giving of such notice; (c) a statement setting forth the identity of the proposed assignee or subtenant and the nature and character of the business which the proposed assignee or subtenant will conduct in, and proposed use of, the demised premises and (d) current financial information with respect to the proposed assignee or subtenant, including, without limitation, its most recent certified financial statements, if such financial statements are certified (or, if not, certified by the chief financial officer of the proposed assignee or subtenant as being true and correct); and thereafter shall submit to Owner any other information concerning the assignment or sublease which Owner may request.

B. There shall be no default by Tenant under any of the terms, covenants and conditions of this lease at the time that Owner's consent to any such subletting or assignment is requested and on the date of the commencement of the term of any such proposed sublease or the effective date of any such proposed assignment.

C. Upon receiving Owner's written consent a duly executed copy of the sublease or assignment shall be delivered to Owner within ten (10) days after execution thereof. Any such sublease shall provide that the sublessee shall comply with all applicable terms and conditions of this lease to be performed by Tenant hereunder, that no subletting shall be for a term ending later than one day prior to the expiration date of this lease, that it is subject and subordinate to this lease and to each matter to which this lease is or shall be subordinate and that the sublessee may not assign its rights thereunder or further sublet the space demised under the sublease, in whole or in part, without Owner's consent in each instance.

(d) Owner shall have the option to be exercised within thirty (30) days from the submission of all of the aforesaid information, to require Tenant to execute and deliver the assignment or sublease to Owner with the right to assign or sublet to Owner's designee, upon the same terms as Tenant submitted to Owner, provided that the rent shall be at the lower of (1) the Base Rent and Additional Rent per rentable square foot payable under this lease or (2) the rentals set forth in the proposed sublease and(x) the sublease shall give the sublessee the unrestricted right, without Tenant's permission, to make changes, alterations and improvements in such space (without the obligation to remove such changes, alterations or improvements upon the expiration or earlier termination of such sublease) and (y) Tenant shall pay to Owner, upon demand, as Additional Rent hereunder the costs incurred by Owner in physically separating such part of the demised premises covered under the sublease from the balance of the demised premises and in complying with any laws and requirements of any public authorities relating to such separation. In the event of a proposed assignment or a proposed sublease for all or substantially all of the demised premises, Owner shall have the further option to be exercised within the said thirty (30) day period, to cancel and terminate Tenant's lease, effective on the date of Tenant's proposed assignment or sublease, in which event this lease and the term hereof shall expire and terminate on that date as if it was the date herein fixed for the termination and expiration of the term of this lease.

(e) If Owner shall not exercise any of its foregoing options set forth under Paragraph 44(d) within the time set forth above, its consent to the proposed assignment or subletting shall not be unreasonably withheld, provided, however, that it may withhold consent therein if in the reasonable exercise of its judgment it determines that: (i) the financial condition and general reputation of the proposed assignee or subtenant are not consistent with the extent of the obligations undertaken by the proposed assignment or sublease, (ii) the proposed use of the demised premises is not limited to the use expressly permitted under this lease, (iii) the nature of the occupancy of the proposed assignee or subtenant will cause an excessive density of employees or traffic or make excessive demands on the Building's services or facilities, (iv) Tenant has made repeated assignments or sublettings, which have changed the character of the demised premises, (v) Tenant proposes to assign or sublet to one who at the time is a tenant in possession of premises in the Building of which the demised premises are a part or another building owned or controlled by Owner, (vi) the proposed assignee or subtenant (or its affiliate)shall be a person or entity with whom Owner is then negotiating, or has, in the past nine (9) months, negotiated with, to lease space in the Building and/or (vii) Tenant shall have advertised or listed its space for assignment or subletting at a rental rate lower than the then current market rental. If Owner grants its consent to an assignment or subletting, Tenant shall be permitted to enter into same at any time within ninety (90) days after the submission of the information set forth in Paragraph *44(c).* provided such assignment or subletting conforms to the terms set forth in such information and otherwise satisfies the requirements of this lease, provided that if Tenant does not so enter into same as provided herein Tenant shall again comply with all of the provisions and conditions of Paragraph 44(d) before assigning this lease or subletting all or part of the demised premises.

(f) In the event of any subletting or assignment pursuant to the provisions of this Article, Owner shall have the right, upon five (5) days' prior written notice to Tenant, to require Tenant thereafter to pay to Owner a sum equal to (i) any rent or other consideration paid to Tenant by any subtenant or assignee which is in excess of the rent then being paid by Tenant to Owner pursuant to the terms hereof, and (ii) any other profit or gain realized by Tenant from any such subletting or assignment. All sums payable hereunder by Tenant shall be paid to Owner as Additional Rent immediately upon receipt thereof by Tenant.

(g) If this Lease shall be assigned, or if the demised premises or any part thereof, be sublet or occupied by any person or persons other than Tenant, Owner may, after default by Tenant, collect rent from the assignee, subtenant or occupancy and apply the net amount collected to the Rent herein reserved, but no such assignment, subletting, occupancy or collection of Rent shall be deemed a waiver of the covenants in this Article, nor shall it be deemed acceptance of the assignee, subtenant or occupancy as a Tenant, or a release of Tenant from the full performance by Tenant of all the terms, conditions and covenants of this lease. Following any assignment, Tenant's liability hereunder shall continue notwithstanding any subsequent modification or amendment hereof or the release of any subsequent tenant hereunder from any liability, to all of which Tenant hereby consents in advance, except that no such modification or amendment which materially increases the monetary obligations of the

then "Tenant" hereunder shall be binding on such prior Tenant. Tenant's liability hereunder shall be joint and several, primary and direct with that of any assignee of Tenant or such assignee's successors and permitted assigns.

(h) Each permitted assignee or transferee shall assume and be deemed to have assumed this lease and shall be and remain liable jointly and severally with Tenant for the payment of the Rent and Additional Rent and for the due performance of all the terms, covenants, conditions, and agreements hereto contained on Tenant's part to be performed for the term of this lease, which shall not be discharged, released or impaired in any respect by any agreement or stipulation made by Owner extending the time of, or modifying any of the obligations of, this lease, or by any waiver or failure of Owner to enforce any of the obligations of this lease. No assignment shall be binding on Owner unless such assignee or Tenant shall deliver to Owner a duplicate original of the instrument of assignment, in form satisfactory to Owner containing a covenant of assumption by the assignee of all of the obligations aforesaid and shall obtain from Owner the aforesaid written consent, prior thereto. The original named Tenant covenants that, notwithstanding any assignment or transfer, whether or not in violation of the provisions of this lease, and notwithstanding the acceptance of Base Rent and/or Additional Rent by Owner from an assignee, transferee, or any other party, the original named Tenant shall remain fully liable for the payment of the Base Rent and Additional Rent and for the other obligations of this lease on the part of Tenant to be performed or observed.

(i) Anything herein contained to the contrary notwithstanding, the transfer of a majority of the issued and outstanding capital stock of any corporate Tenant of this lease or a majority of the partnership, membership, joint venture, unincorporated association interests or other form of beneficial interests of any partnership, limited liability company, joint venture, association or other form of entity comprising Tenant, whether effected by operation of law or otherwise, shall be deemed an assignment of this lease.

(j) If Owner shall decline to give its consent to any proposed assignment or sublease, or if Owner shall exercise any of its options hereunder, Tenant shall indemnify and hold Owner harmless against and from any and all loss, liability, damages, costs and expenses, including without limitation reasonable attorneys' fees and costs, resulting from any claims that may be made against Owner by the proposed assignee or sublessee or by any brokers or similar persons claiming a commission or similar compensation.

45. Intentionally Omitted.

46. Services. Owner shall not be required to furnish any services under this lease except as specifically set forth under this lease or during periods other than the hours specified in the p rinted form of this lease. Owner reserves the right to discontinue providing any services when necessary, by reason of accident or emergency, or for repairs, additions, alterations, replacements or improvements which in Owner's sole judgment are desirable or necessary, and Owner shall have no

responsibility or liability for interruption of or failure to supply services when prevented by any of the reasons set forth in Article 27 or any exercise of its right to stop services as provided in any provision of this lease, and the same shall not constitute an actual or constructive eviction, in whole or in part, entitle Tenant to any abatement of Rent or relieve Tenant from any of its obligations under this lease.

47. Remedies. Supplementing the provisions of Article 17. in the event Tenant shall fail to pay the Rent and/or Additional Rent reserved herein in a timely fashion, on the first day of each and every month during the term of this lease and Owner, due to Tenant's failure to pay the Rent and/or Additional Rent, shall commence two or more legal proceedings in any twelve (12) month period in connection therewith, whether or not said legal proceedings result in a final judgment, stipulation withdrawal or dismissal, then and in such event Owner shall have the right to terminate this lease and Tenant's tenancy upon three (3) days written notice to Tenant, and the term of this lease shall terminate at the end of such three (3) day period and Owner shall be entitled to commence a summary holdover proceeding or any other type of proceeding against Tenant to remove Tenant from the demised premises and regain possession of the demised premises. Tenant shall not be entitled to any notice other than the said three (3) day notice of termination and shall not have the right to cure said default.

48. Fees and Expenses.

(a) If Tenant shall fail to pay any Rent when due, Tenant shall pay to Owner as Additional Rent, a sum equal to interest at a rate (the "Interest Rate") four (4%) percent above the prime rate of the JPMorgan Chase Bank (or any successor thereto) from time to time in effect, or if there is no prime rate for such bank, the "prime rate" as announced from time to time by the Wall Street Journal or other nationally recognized publication selected by Owner the ("Prime Rate") on the amount unpaid, computed from the date such payment was due to and including the date of Payment.

(b) In addition to the interest charge provided for in clause (a) of this Article 48. in the event Tenant shall fail to pay any Base Rent or Additional Rent for more than five (5) days beyond the due date therefore, Tenant shall pay Owner on demand as Additional Rent, a late charge equal to five (5%) percent of the amount then due, as partial compensation for Owner's additional administrative expenses relating to such late payment.

(c) Tenant shall pay any and all attorneys' fees paid or incurred by Owner in connection with the enforcement of the obligations of Tenant under this lease against Tenant.

49. Maintenance Contractors. Tenant agrees to employ such office maintenance contractors as Owner may from time to time designate, for all window cleaning, waxing, polishing, lamp replacement, cleaning and maintenance work in the demised premises. Tenant shall not employ any other contractor for such purposes without Owner's prior written consent.

50. Refuse. Tenant covenants and agrees, at its sole cost and expense, to comply with all present and future laws, orders and regulations of all state, federal, municipal and local governments, departments, commissions and boards, and any direction of any public officer pursuant to law (collectively, "Requirements of Law") regarding the collection, sorting, separation and recycling of waste products, garbage, refuse and trash. Tenant shall sort and separate such waste products, garbage, refuse and trash into such categories as provided by law. Each separately sorted category of waste products, garbage and trash shall be placed in separate receptacles reasonably approved by Owner. Such separate receptacles may at Owner's option, be removed from the demised premises in accordance with a collection schedule prescribed by law. Owner reserves the right to refuse to collect or accept from Tenant any waste products, garbage, refuse or trash which is not separated and sorted as required by law and to require Tenant to arrange for such collection, at Tenant's sole cost and expense utilizing a contractor satisfactory to Owner. Tenant shall pay all costs, expenses, fines, penalties or damages which may be imposed on Owner or Tenant by reason of Tenant's failure to comply with the provisions of this Article, and, at Tenant's sole cost and expense, shall indemnify, defend and hold harmless (including without limitation attorneys' fees and expenses) from and against any actions, claims and suits arising from such non-compliance, utilizing counsel reasonably satisfactory to Owner.

51. Broker. Tenant warrants and represents to Owner and its agent, Lincoln Property Company ("Lincoln"') that it has dealt with no other broker, except Lincoln and Josh Lewin at Isaacs & Company ("Broker"), in connection with the execution of this lease or the showing of the demised premises to Tenant. Tenant hereby agrees to indemnify, defend and hold Owner and Lincoln harmless from and against any and all liabilities, claims, costs and expenses, including without limitation attorneys' fees and expenses, in connection with any claim for a commission asserted by any broker or finder other than Lincoln and Broker who claims to have dealt with Tenant in connection with the leasing of the demised premises to Tenant. Based upon such representation, Owner has agreed to enter into this leasing agreement with Tenant. The provisions of this Article 51 shall survive the expiration or earlier termination of this lease.

52. Security.

(a) If the security referred to in Article 32 shall be made in cash, it shall be deposited in an interest bearing account, in which event all interest accruing thereon, except for a service charge of (1%) percent, shall be added to and become part of the Security and shall be retained by Owner under the same conditions as the sum originally deposited as Security. Tenant shall deliver to Owner upon execution of this lease, a fully executed and completed W-9 form. In the event Tenant fails to deliver same in the manner hereinabove provided, Tenant waives its right to collect and receive any interest due under this Article.

(b) Owner may require, in its sole discretion, that Tenant deliver to Owner and thereafter, except as otherwise provided herein, maintain in effect at all times during the term of this lease, a clean, stand-by, irrevocable letter of credit, in form and substance

satisfactory to Owner in its sole discretion in the amount of the security required pursuant to Article 32 issued by a banking corporation reasonably acceptable to Owner and having assets of at least Twenty Billion ($20,000,000,000.00)Dollars and having its principal place of business or its duly licensed branch or agency in the City of New York, and, if the issuing bank is not a member of the New York Clearing House Association, confirmed by Citibank, N.A. or another bank satisfactory to Owner which is a member of the New York Clearing House Association, which letter of credit may be presented for payment in the City of New York. Such letter of credit shall have an expiration date no earlier than the first anniversary of the date of issuance thereof and shall be automatically renewed from year to year unless terminated by the issuer thereof by notice to Owner given by certified or registered mail, return receipt requested not less than forty-five (45)days prior to the expiration thereof. Except as otherwise provided in this Article 52. Tenant shall, throughout the Term deliver to Owner, in the event of the termination of any such letter of credit, replacement letters of credit acceptable to Owner in lieu thereof (each such letter of credit and each such extension or replacement thereof, as the case may be, is hereinafter referred to as a "Security Letter") no later than forty-five (45) days prior to the expiration date of the preceding Security Letter. The term of each such Security Letter shall be not less than one (1) year and shall be automatically renewable from year to year as aforesaid. If Tenant shall fail to obtain any replacements of a Security Letter within the time limits set forth in this Article 52. Owner may draw down the full amount of the existing Security Letter and retain the same as cash security hereunder. To insure that Owner may utilize the security represented by the Security Letter in the manner, for the purposes, and to the extent provided in this Article 52. each Security Letter shall provide that the full amount thereof may be drawn down by Owner upon presentation to the issuing or confirming bank of Owner's sight draft drawn on the issuing bank. In the event of a sale of the Building, Owner shall have the right to require Tenant to deliver a replacement Security Letter naming the new Owner as beneficiary and, if Tenant shall fail to deliver the same within thirty (30) days after notice, to draw down the existing Security Letter and retain the proceeds as cash security hereunder until a replacement Security Letter is delivered. If Owner agrees that Tenant may furnish a security deposit in the form of cash, Owner may at any time during the Term require that a Security Letter that meets the requirements of this Article 52 be substituted therefor.

53. Counterclaims. Supplementing the applicable terms of this lease, in the event Tenant shall attempt to or in fact interposes a counterclaim in any summary proceeding and notwithstanding Owner's objection and the provisions of this lease, the interposing of that counterclaim is permitted, Tenant agrees and confirms that it shall continue to pay to Owner the amount of Rent and Additional Rent as demanded in the summary proceeding instituted by Owner, subject to applicable adjustment as of the final determination of the proceeding to require such payment to be made as a condition precedent to the determination of whether the interposing of the counterclaim should be permitted.

54. Holdover. If Tenant holds over in possession after the expiration or sooner termination of the original term or of any extended term of this lease, such holding over shall not be deemed to extend the term or renew the lease, but such holding

over thereafter shall continue upon the covenants and conditions herein set forth except that the charge for use and occupancy of such holding each calendar month or part thereof (even if such part shall be a small fraction of a calendar month) shall be the sum of: (a) 1/12th of the highest annual Rent rate set forth in Article 58 of this rider, times 2.5, plus(b) 1/12th of all other items of annual Additional Rent, which annual Additional Rent would have been payable pursuant to this lease had this lease not expired, plus (c) those other items of Additional Rent (not annual Additional Rent) which would have been payable monthly pursuant to this lease, had this lease not expired, which total sum Tenant agrees to pay to Owner promptly upon demand, in full, without set-off or deduction. Neither the billing nor the collection of use and occupancy in and in the above amount shall be deemed a waiver of any right of Owner to collect damages for Tenant's failure to vacate the demised premises after the expiration or sooner termination of this lease. The aforesaid provisions of this Article shall survive the expiration or sooner termination of this lease.

55. Insurance.

(a) Tenant, at its expense, shall maintain at all times during the term of this lease and at all times when Tenant is in possession (and cause its subtenants or any other person or entity occupying any portion of the demised premises by, through or under Tenant) at all times during the term of this lease and at all times when Tenant (or such other person or entity) is in possession of the demised premises (i)commercial general liability insurance (including property damage, bodily injury, contractual liability, advertising and personal injury) in respect of the demised premises and the conduct or operation of Tenant's business therein, with Tenant as named insured and Owner and the Indemnitees (as defined herein), as additional insureds, with a combined single limit per occurrence of not less than $3,000,000.00, (ii) fire and other casualty insurance (without deductible) covering all of Tenant's property, including, without limitation, Tenant's furniture, fixtures, machinery, equipment and other personal property and any property of third parties located in the demised premises ("Tenant's Property"")against all risks and perils for physical loss and damage, including, without limitation, earthquake and in an amount equal to one hundred (100%) percent of the full replacement value of Tenant's Property (as increased from time to time), the policy for which shall, if obtainable and, subject to the payment of any additional premium by Owner as provided in Article 9 and Paragraph 55(d), contain a clause providing that such release or waiver shall not invalidate the insurance, (iii) business interruption insurance which should cover, without limitation, one (1) year of Rent, (iv) workers compensation insurance as required by law, (v) employee's liability insurance with a limit of at least $500,000.00, and (vi) such other insurance as Owner may reasonably require from time to time, provided that such additional insurance is comparable to that required of other tenants in similar space in similar buildings in the borough of Manhattan.

(b) Tenant shall deliver to Owner such policies or certificates of such policies (in form reasonably acceptable to Owner) prior to the commencement of the term of this lease (and with respect to any insurance required by Owner pursuant to Article 3, prior to the commencement of any alteration).Tenant shall procure and pay for renewals of

such insurance from time to time before the expiration thereof, and Tenant shall deliver to Owner and any additional insureds such renewal policy or certificate at least thirty (30) days before the expiration of any existing policy. All such policies (and all insurance required by Owner pursuant to Article 3) must name as additional insureds under primary coverage Owner, the Indemnitees and any other persons or entities designated by Owner and shall be issued by companies reasonably satisfactory to Owner and all such policies shall contain a provision whereby the same cannot be cancelled or modified unless Owner and any additional insureds are given at least thirty (30) days' prior written notice of such cancellation or modification, including, without limitation, any cancellation resulting from the non-payment of premiums. "Indemnitees" shall mean Owner's managing agent. Owner shall have the right at any time and from time to time to require Tenant to increase the amount of the insurance maintained by Tenant under this Article, as reasonably determined by Owner, provided that such amount shall not exceed the amount which is comparable to the amount then generally required of tenants in similar space in similar buildings in the borough of Manhattan.

(c) Any reference in this lease to Tenant's contractors shall include, without limitation, all contractors, subcontractors, materialmen and others performing any work in the demised premises for Tenant (other than Tenant's employees), whether retained directly by Tenant or by any contractor.

(d) Each party shall use commercially reasonable efforts to obtain "waiver of subrogation" clauses, so-called, in favor of the other party, inserted in their property insurance policies in respect of the demised premises subject to the understanding that (a) no liability of other consequence shall arise if such efforts shall be unsuccessful and (b) any additional cost of premium charged by the insurance company therefor shall be borne by the party for whose benefit such clauses as so inserted.

56. Owner's Work. Tenant acknowledges that Tenant has inspected the demised premises and is fully familiar with the conditions thereof and that Owner shall deliver and Tenant shall accept possession of the demised premises in the "as is" condition which shall then exist on the commencement date of this lease. Tenant acknowledges that Owner and its agents have made no representations or promises whatsoever with respect to the Building and/or the land of which it forms apart or the demised premises except as expressly set forth herein. Owner shall have no obligation of any kind to perform any work in readying the demised premises for occupancy or to perform any other work or make any other installations with respect to the demised premises or the Building, other than delivering the demised premises in "building standard" condition. For the purpose of this lease, "building standard" condition shall mean that the demised premises shall contain new glass doors, sandblasted floors, new paint on the walls, washed windows, with offices demised as agreed upon by the parties, and attached hereto as Exhibit B.

57. Intentionally Omitted.

58. Base Rent. The term of this lease and the payments of the Base Rent due and payable pursuant to this Paragraph 58 shall commence upon the date (the "Commencement Date") on which Owner substantially completes Owner's Work. For the purposes of this lease, "Expiration Date" shall mean the Fixed Expiration Date or such earlier or later date on which the term shall end pursuant to any of the terms, conditions or covenants of this lease or any Requirements of Law; "Fixed Expiration Date" shall mean the last day of the twelfth (12th) month of the fifth (5th) Lease Year; "Lease Year" shall mean the period commencing on the Commencement Date and ending on the last day of the month in which occurs the one (1) year anniversary of the Commencement Date, and each twelve (12) month period thereafter, and "substantially completes" or "substantial completion" with respect to Owner's Work shall mean when such work has been completed except for (a) non-material items of construction, mechanical adjustment or decoration that remain to be performed (i.e., so-called "punch list" items) the absence of which do not materially affect the use or occupancy of the demised premises or (b) portions of such work that have not been completed because under good construction scheduling practice such work should be done after work by Tenant on any alterations by Tenant has been completed; provided that in the event of a delay caused by Tenant, substantial completion shall be deemed to have occurred on the date on which substantial completion would have occurred but for such Tenant delay. Base Rent is payable as follows:

$109,578.00 per annum ($9,131.50 per month) for the period commencing on the Commencement Date and ending on the last day of the first Lease Year;

$112,865.34 per annum ($9,405.45 per month) for the period commencing on the first day of the second Lease Year and ending on the last day of the second Lease Year;

$116,257.04 per annum ($9,688.09 per month) for the period commencing on the first day of the third Lease Year and ending on the last day of the third Lease Year,

$119,727.01 per annum ($9,977.25 per month) for the period commencing on the first day of the fourth Lease Year and ending on the last day of the fourth Lease Year,

$123,327.43 per annum ($10,277.29 per month) for the period commencing on first day of the fifth Lease Year and ending on the Fixed Expiration Date unless earlier terminated.

The Base Rent amounts set forth herein do not include the electric energy charges as set forth in Article 43 and the Electric Inclusion Rider. Rent shall be payable in lawful money of the United States, in equal monthly installments in advance on the first day of each month during the term of this lease, at the office of Owner or at such other place as Owner may designate in writing. For purposes of this lease, the term "Additional Rent" shall mean all charges, fees and other sums of money (other than Base Rent) of any and every kind as shall be due and payable from time to time by Tenant to Owner pursuant to this lease. (Base Rent and Additional Rent sometimes herein being referred to collectively as "Rent"). All Base Rent and Additional Rent shall be paid when due

without notice or demand therefor and without any offset, reduction, deduction, defense and/or counterclaim whatsoever. All Additional Rent shall *be* deemed to be "rent" for the purpose of this lease, and Tenant's failure to pay same shall be considered a failure to pay rent hereunder for which Owner shall be entitled to all rights and remedies provided by law and equity for failure to pay rent.

59. HVAC. Owner, from May 15 through September 30 of each year of the term of this lease, shall furnish cooling to the demised premises on Mondays through Fridays (except Building holidays) from 8:00 am. to 6:00 p.m. At all other times, such service shall only be provided by Owner at Owner's then customary charges therefor upon prior notice given by Tenant to Owner in accordance with such rules and regulations as Owner shall from time to time prescribe. All cooling services shall be subject to the energy conservation requirements of all governmental authorities. Without limitation of the generality of the foregoing, in order to preserve the efficiency of the cooling system whenever the cooling system is in operation, Tenant shall draw and close the draperies or blinds for the windows of the demised premises whenever the position of the sun so requires, shall not use electricity in excess of the wattage prescribed by Owner per square foot of rentable area, or permit an occupancy factor in excess of one-person per hundred square feet of rentable area.

60. Relocation of Tenant. Owner shall have the right, upon notice to Tenant given at any time prior to or during the term of this lease, to relocate Tenant from the demised premises (the "Old Space") to any other space in the Building (the "New Space"), provided that (i) the New Space is no smaller than the Old Space, (ii) the New Space is completed and prepared for Tenant's occupancy at Owner's sole cost and expense so that the New Space is in substantially the same condition as is the Old Space immediately prior to the giving of Owner's notice (provided, however, if Tenant is relocated prior to the commencement of the term of this lease, Tenant shall take the New Space "as-is") and (iii) Owner shall, at Owner's option, arrange for physically moving Tenant or reimburse Tenant in connection with such relocation. If such notice is given by Owner to Tenant, Tenant shall vacate and surrender the Old Space, and take possession of the New Space, on the date the New Space is substantially complete (as evidenced by Owner's notice). Tenant's possession of the New Space shall be upon the same terms, covenants, conditions and provisions as are set forth in this lease, as if the New Space was originally designated as the demised premises under this lease, and Tenant shall execute any instrument required by Owner to evidence the same.

61. Owner's Access.

(a) Owner or its agents shall have the right to enter the demised premises at all reasonable times upon reasonable prior notice (except that no notice shall be required in case of emergency and which notice may be oral), to examine the same, and to make such repairs, alterations, improvements or additions (i) to the demised premises or to any other portion of the Building as Owner may deem reasonably necessary or desirable, (ii) which Owner may elect to perform following Tenant's failure to make repairs or perform any work which Tenant is obligated to make or perform under this lease, or (iii) for the purpose of complying with Requirements of Law. Owner and such

other persons authorized by Owner shall be allowed to take all materials into and upon the demised premises that maybe reasonably required therefor and to take over discrete portions of the demised premises to the extent necessary to perform such work or to ensure the safety of Tenant's personnel while such work is being performed without the same constituting an eviction or constructive eviction of Tenant in whole or in part. The Rent shall in no way abate while said repairs, alterations, improvements or additions are being made. In the event of any access permitted to Owner and its agents and contractors under this paragraph, Owner shall use reasonable efforts to minimize any disturbance to Tenant within the demised premises, but the foregoing shall not be construed to require that Owner pay overtime or other premium rates.

(b) Throughout the term of this lease, Owner may, during normal business hours and upon reasonable prior notice, which notice may be oral, exhibit the demised premises to prospective tenants, mortgagees, ground lessors or purchasers of the Building.

(c) Tenant shall provide Owner with working keys to all locks, and alarm codes for all security systems, to permit Owner and its agent's access to the demised premises. If Tenant is not present when entry into the demised premises shall be necessary or permissible, Owner or its agents may enter the same without rendering Owner or such agents liable therefor, and without in any manner affecting this lease.

(d) If Tenant shall not be present to permit entry into the demised premises at anytime when an entry therein shall be necessary by reason of fire or other emergency, and the working keys and/or alarm codes as provided herein are not available or functioning, Owner or Owner's agents may forcibly enter the same without rendering Owner or such agents liable therefor and without in any manner affecting the obligations and covenants of this lease.

62. Subordination and Attornment. Supplementing the provisions of Article 7, if Tenant fails to execute, acknowledge or deliver any such certificate referenced therein within ten (10)business days after Owner's written request therefor, Tenant hereby irrevocably constitutes and appoints Owner as Tenant's attorney-in-fact, coupled with an interest, to execute and deliver any such instruments for and on behalf of Tenant. Any lease to which this lease is, at the time referred to, subject and subordinate is herein called a "Superior Lease" and the lessor of a Superior Lease or its successor in interest, at the time referred to, is herein called "Superior Lessor" and any mortgage to which this lease is, at the time referred to, subject and subordinate is herein called "Superior Mortgage" and the holder of a Superior Mortgage is herein called "Superior Mortgagee." If any act or omission of Owner would give Tenant the right, immediately or after lapse of a period of time, to cancel or terminate this lease, or to abate or offset against the payment of Rent or to claim a partial or total eviction, Tenant shall not exercise such right until (i) it has given written notice of such act or omission to Owner and each Superior Mortgagee and each Superior Lessor whose name and address shall previously have been furnished to Tenant and (ii) a reasonable period for remedying such act or omission shall have elapsed following the giving of such notice (which reasonable period shall be the period to which Owner would be entitled under this

lease or otherwise, after similar notice, to effect such remedy plus thirty (30) days). If any Superior Lessor or Superior Mortgagee, or any designee of any Superior Lessor or Superior Mortgagee, shall succeed to the rights of Owner under this lease, whether through possession or foreclosure action or delivery of a new lease or deed, then at the request of such party so succeeding to Owner's rights (herein called "Successor Owner"). Tenant shall attorn to and recognize such Successor Owner as Tenant's Owner under this lease and shall promptly execute and deliver any instrument that such Successor Owner may reasonably request to evidence such attornment. Upon such attornment this lease shall continue in full force and effect as a direct lease between the Successor Owner and Tenant upon all of the terms, conditions and covenants as are set forth in this lease, except that the Successor Owner shall not be: (a) liable for any previous act or omission of Owner (or its predecessors in interest); (b) responsible for any monies owing by Owner to the credit of Tenant; (c) subject to any credits, offsets, claims, counterclaims, demands or defenses which Tenant may have against Owner (or its predecessors in interest); (d) bound by any payments of Rent which Tenant might have made for more than one (1) month in advance to Owner (or its predecessors in interest); (e) bound by any covenant to undertake or complete any construction of the demised premises or any portion thereof; (f) required to account for any security deposit other than any security deposit actually delivered to the Successor Owner; (g) bound by any obligation to make any payment to Tenant or grant or be subject to any credits, except for services, repairs, maintenance and restoration provided for under this lease to be performed after the date of attornment and which Owners of like properties ordinarily perform at the owner's expense; (h) bound by any modification of this lease made without the written consent of the Successor Owner; or (i) required to remove any person occupying the demised premises or any part thereof. If a Superior Mortgagee or prospective superior mortgagee shall request modifications to this lease, Tenant shall not unreasonably withhold, delay or delay Tenant's consent thereto, provided that such modifications shall not materially increase Tenant's obligations hereunder or materially reduce Tenant's rights hereunder by more than a *de minimis* amount. In no event shall a requirement that the consent of any such Superior Mortgagee or prospective superior mortgagee be given for any modification of this lease or for any assignment or sublease, be deemed to materially adversely affect the leasehold interest hereby created.

63. Miscellaneous.

(a) It is specifically understood and agreed that this lease is offered to Tenant for signature by the managing agent of the Building, solely in its capacity as such agent and subject to Owner's acceptance and approval, and that Tenant has hereunto affixed its signature with the understanding that the said lease shall not in any way bind Owner or its agent until such time as the same has been approved by Owner and executed by the agent for Owner and delivered to Tenant.

(b) Tenant hereby agrees not to interpose any counterclaim or set-off of whatever nature or description, in any action or summary proceeding by the Owner against the Tenant for nonpayment of Rent, damages or deficiency whether such action or summary proceeding be brought under this lease or any renewal, extension, holdover or modification thereof. Nothing herein contained, however, shall be

construed as a waiver of the Tenant's right to commence separate action on a bona fide claim against the Owner.

(c) This lease may not be changed orally.

(d) No agreement shall be effective to change, modify, waive, release, discharge, terminate or effect an abandonment of this lease, in whole or in part, unless such agreement is in writing, expressly refers to this lease and is signed by the party against whom enforcement of the change, modification, waiver, release, discharge, termination or effectuation of the abandonment is sought.

(e) Notwithstanding any provision of this lease to the contrary, if Tenant shall request Owner's consent pursuant to any of the provisions of this lease (including without limitation under Article 44) and Owner shall fail or refuse to grant such consent, Tenant shall not be entitled to any damages, and Tenant shall not make any claim for damages by way of setoff, counterclaim or defense, based upon any claim or assertion by Tenant that Owner has withheld or delayed granting any such consent, and Tenant's sole remedy to dispute Owner's failure or refusal to grant its consent shall be an action for specific performance or injunction and such remedy shall be available only in those cases where Owner has expressly agreed in writing not to unreasonably withhold its consent or where as a matter of law Owner may not unreasonably withhold its consent.

(f) Supplementing Article 2, notwithstanding anything herein to the contrary, Tenant shall not use the demised premises or any part thereof, or permit the demised premises or any part thereof to be used, except as specifically provided in such Article 2 or in any way which would violate any of the covenants, terms and conditions of this lease, any Requirement of Law or any certificate of occupancy for the Building or the demised premises. Tenant shall not permit the demised premises or any part thereof to be used in any manner or anything to be done, brought into or kept therein which, in Owner's sole determination, shall impair or interfere with (a) the exterior appearance of the Building or the demised premises, (b) any of the structure of the Building or any of the plumbing, electrical, mechanical or other building systems of the Building or the proper and economic cleaning or other servicing of the Building or the demised premises, (c) the use of any of the other areas of the Building by, or occasion discomfort, inconvenience or annoyance to, any of the other tenants or occupants of the Building in any manner, including without limitation by causing or creating, in Owner's sole determination, excessive noise, vibration, smoke or other particulate matter, toxic or noxious matter, radiation hazards, fire or explosive hazards, humidity, heat or glare, or (d) the character or reputation of the Building. Tenant shall also not use or permit the use of the demised premises in any way which in the reasonable determination of Owner would create a nuisance, public or private, or which might cause injury to the Building or the demised premises or any Building systems or to any person or property, or which would discharge fumes, vapors or odors outside the demised premises.

64. Logo. Tenant hereby covenants and agrees that throughout the term of this lease or any renewal or extension thereof, whenever the address of the Building (250 West 39* Street) appears in printed material, Tenant will use the Building Logo in

conjunction with the address as set forth below, however, Tenant may use the words 39ST FASHION CENTER in the same font as the words 250 West 39th Street where appropriate.

39ST FASHION CENTER
250 West 39th Street

65. Hazardous Materials. If Owner determines that the demised premises or the Building are contaminated with any Hazardous Materials as a result of the acts or omissions of Tenant or Tenant's representatives, then, upon Owner's request, Tenant shall, at its sole cost and expense, promptly remove such Hazardous Materials in compliance with all Requirements of Law to the satisfaction of Owner, or Owner, after prior notice to Tenant, may, but shall not be obligated to, in its sole discretion, remove such Hazardous Materials. If Owner makes any expenditures or incurs any obligations for the payment of money in connection with such removal (including reasonable attorneys' fees and disbursements), such sums paid or obligations incurred, with interest at the Interest Rate, shall be deemed Additional Rent and shall be paid by Tenant to Owner within fifteen (15) days after Owner has render edits bill thereof. "Hazardous Materials" shall mean, collectively, any pollutant, contaminant, flammable, explosive or radioactive material, hazardous waste, toxic substance or related material and any other su bstance or material defined or designated as a hazardous or toxic substance, material or waste by any Requirement of Law or the removal of which is required due to its hazardous characteristics, or the manufacture, use, maintenance, storage, ownership or handling of which is restricted, prohibited, regulated or penalized by any Requirement of Law due to its hazardous characteristics.

66. Default Notices. All default notices given or required to be given under this lease shall be in writing and shall be deemed sufficiently given or rendered if delivered by hand (against an affidavit of delivery) or by a nationally recognized overnight courier (against a receipt of delivery) or if sent by registered mail or certified mail (return receipt requested) addressed to Tenant, prior to the Commencement Date, at Tenant's address set forth on the first page of this lease and, after the Commencement Date, at the demised premises, in each case with a copy to; or to Owner, at Owner's address set forth on the first page of this lease and with a copy to Holland & Knight LLP, 131 S. Dearborn St., 30th Floor, Chicago, Il 60603, Attention: James T. Mayer, Esq.

67. Patriot Act. Landlord and Tenant represent and warrant that they are not acting, directly or indirectly, for or on behalf of any person, group, entity, or nation named by the United States Treasury Department as a Specially Designated National and Blocked Person, or for or on behalf of any person, group, entity, or nation designated in Presidential Executive Order 13224 as a person who commits, threatens to commit, or supports terrorism; and that they are not engaged in this transaction directly or indirectly on behalf of, or facilitating this transaction directly or indirectly on behalf of, any such person, group, entity, or nation. Each party hereby agrees to defend, indemnify, and hold harmless the other party from and against any and all claims, damages, losses, risks,

liabilities, and expenses (including reasonable attorneys' fees and costs) arising from or related to any breach of the foregoing representation and warranty.

68. Counterparts. This Lease may be executed in counterparts, each of which shall constitute an original, and all of which, when taken together, shall constitute one and the same instrument.

69. Time is of the Essence. Time is of the essence for this Lease and each provision hereof.

70. Confidentiality. It is agreed and understood that Tenant may acknowledge only the existence of an agreement between Landlord and Tenant pertaining to the Lease, as amended, and that Tenant may not disclose any of the terms and provisions contained in this Lease to any tenant or other occupant in the Building or to any agent, employee, subtenant or assignee of such tenant or occupant. Tenant acknowledges that any breach by Tenant of this Paragraph shall cause Landlord irreparable harm. The terms and provisions of this Paragraph shall survive the termination of the Lease (whether by lapse of time or otherwise).

71. Exculpation. It is understood and agreed expressly by and between the parties hereto, anything herein to the contrary notwithstanding, that each and all of the representations, warranties, covenants, undertakings and agreements made herein or in the Lease on the part of Landlord, while in form purporting to be the representations, warranties, covenants, undertakings and agreements of Landlord, are nevertheless each and every one of them made and intended, not as personal representations, warranties, covenants, undertakings and agreements by Landlord or for the purpose or with the intention of binding Landlord personally, but are made and intended for the purpose only of subjecting Landlord's interest in the Building and the demised premises to the terms of this Lease and for no other purpose whatsoever, and in case of default hereunder by Landlord, Tenant shall look solely to the interests of Landlord in the Building; that Landlord shall have no personal liability whatsoever to pay any indebtedness accruing hereunder or to perform any covenant, either express or implied, contained herein; and that no personal liability or personal responsibility of any sort is assumed by, nor shall at any time be asserted or enforceable against, said Landlord, individually or personally, on account of any representation, warranty, covenant, undertaking or agreement of Landlord in this Lease contained, either express or implied, all such personal liability, if any, being expressly waived and released by Tenant and by all persons claiming by, through or under Tenant.

72. Entire Agreement. This Lease contain the entire agreement between Landlord and Tenant with respect to Tenant's leasing of the demised premises. Except for this Lease, no prior agreements or understandings with respect to the demised premises shall be valid or of any force or effect.

Please see Electric Inclusion Rider attached hereto and made a part hereof.

[SIGNATURES ON FOLLOWING PAGE]

IN Witness WHEREOF, Owner and Tenant have executed this Rider as of the date first above written.

OWNER:

TR 39th ST. LAND CORP., a Delaware corporation

BY: ______________________________
NAME: Jenifer Ratcliffe
ITS: President

TENANT:

PANGLOBAL BRAND, INC., a(n) ____________ corporation

BY: ______________________________
NAME: ____________________________
ITS: ______________________________

250 WEST 39th STREET ELECTRIC INCLUSION RIDER

ATTACHED TO AND MADE A PART OF

LEASE DATED _______________, 2007

BETWEEN

TR 39th ST. LAND CORP., AS OWNER,

AND

PANGLOBAL BRAND, INC., AS TENANT

At the commencement of the term hereof electric current shall be supplied to Tenant at the demised premises in accordance with the provisions of clause B of this Rider, subject to the other terms and conditions of this Rider and lease. **A. SUBMETERING** If electric current be supplied by Owner, at Owner's option, pursuant to this clause, Tenant covenants and agrees to purchase the same from Owner or Owner's designated agent (hereinafter referred to as "Agent) at charges, taxes, terms and rates set by Owner from time to time but, except as hereinafter set forth, not more than those specified In Service Classification No. 4 on September 7, 1970, that being the date immediately prior to which the rates of Consolidated Edison Company or New York, Inc. were adjusted and consolidated with respect to redistribution of electric current to commercial buildings. Such charges, taxes, terms and rates may be revised by Owner, at its option, from time to time, in the same proportion as any increase after the aforesaid date in the charges, taxes, terms and rates to Owner in connection with the supply of electric current to the building of which the demised premises are a part (hereinafter referred to as the "Building"). When more than one meter measures the electric current to the demised premises, the service rendered through each meter shall be separately computed and billed in accordance with the charges, taxes, terms and rates stated herein. Bills shall be rendered at such times as Owner may elect and, commencing on the earlier of (i) Tenant's occupancy of all or any portion of the demised premises, or (ii) the commencement date of the term of this lease, the amounts as computed from meter reading: shall be deemed to be, and be paid as, additional rent without setoff or deduction. In no event shall the amount payable by Tenant each month, in consideration of Owner having electric current available to the demised premises, be less than an amount equal to the least demand charge shown on Tenant's electric bill within the immediately preceding twelve (12) month period of Tenant's occupancy of the demised premises (or such shorter period of time as Tenant shall have occupied the demised premises if Tenant's occupancy shall be less than twelve (12) months. **B. RENT INCLUSION** If electric current be supplied by Owner, at Owner's option, pursuant to this clause, Owner covenants and agrees to have it supplied to Tenant at the demised premises based upon the method of including the use thereof within the annual rent and

the annual rent reserved herein shall be increased as hereinafter set forth, in consideration of Owner supplying electric current as an additional service as hereinafter provided. At any time after Tenant is in possession of the demised premises, a reputable independent electrical consultant selected by Owner shall (but, if this lease be a renewal or shall subsequently be extended, or if an electric rent inclusion modification agreement is being executed in connection with this lease, Owner shall have the option, but not the obligation to) make a survey of the electrical equipment, usage and power load to ascertain the electric current consumption and demand in the demised premises on an annual basis, and calculate the annual rent increase resulting therefrom utilizing charges, taxes, terms and rates as set by Owner from time to time, but, except as hereinafter set forth not more than those specified in Service Classification No. 2 on September 7,1970; with the exception that the first ten kilowatts (10 kw) of Demand will be charged at the second step of the rate schedule; that being the date immediately prior to which the rates of Consolidated Edison Company of New York, Inc. were adjusted and consolidated with respect to redistribution of electric current to commercial buildings. Such charges, taxes, terms and rates may be revised by Owner, at its option, from time to time, in the same proportion as any increase after the aforesaid date in the charges, taxes, terms and rates to Owner in connection with the supply of electric current to the Building. Following the making of any such survey, the parties shall execute an agreement prepared by Owner amending this lease and setting forth the increase in annual rent calculated as aforesaid, as or the date of the commencement of the furnishing of electric current to the demised premises pursuant to this clause B, but such increase shall be effective from that date even if such agreement is not executed. Notwithstanding the foregoing, (i) if this lease be a renewal, or shall subsequently be extended, in no event shall the amount payable by Tenant in consideration of Owner supplying electric current be less than the amount by which the annual rent last payable by Tenant under its prior lease, or this lease, was last increased in consideration of Owner supplying the electric current to the demised premises, and (ii) if an electric rent inclusion modification agreement is being executed in connection with this lease, in no event shall the increase in the annual rent reserved herein be less than the increase in annual rent as set forth therein. Owner, its Agent or consultant, is given the right to make surveys, from time to time, in the demised premises covering the electric equipment and use of electric current. If, after the date of such initial survey (or if subdivision "(i)" or "(ii)" above is applicable, after the date on which the annual rent payable by Tenant was last increased in consideration of Owner supplying electric current to the demised premises) there are any additions to or increases in (i) the equipment or usage in the demised premises, or (ii) in the charges, terms and/or rates to Owner by the public utility corporation supplying electric current to the Building, or (iii) in any taxes thereon which Owner is obligated to pay, or (iv) if Tenant shall regularly remain open for business other then during those hours incorporated in any prior electric survey, then, and in any such instance or instances, the annual rent reserved herein shall be further increased in accordance with the provisions of this Rider to reflect such additions, increases, or additional use as of the effective date thereof. If Owner and Tenant cannot agree on the amount of any such increases, as hereinbefore described, the same shall be determined by a reputable electric consultant selected by Owner and paid equally by both parties. The parties shall then execute an agreement prepared by Owner amending this lease and setting forth the new annual rent resulting from such increase

and confirming the effective date thereof, but such increase shall be effective from such date even if such agreement is not executed. **C. NO OWNER LIABILITY** Owner shall not in any way be liable or responsible to Tenant for any loss or damage or expense which Tenant may sustain or incur if either the quantity or character of electric service is changed or is no longer available or suitable for Tenant's requirements. Tenant's use of electric current in the demised premises shall not at any time exceed the capacity of any of the electrical conductors and facilities in or otherwise serving the demised premises. In order to insure that such capacity is not exceeded and to avert any possible adverse effect upon the Building's electric service, Tenant shall not, without Owner's prior written consent in each instance, connect any fixtures, appliances or equipment (other than a reasonable number of table or floor lamps, typewriters, computers, printers and similar small office machines using comparable electric current) to the Building's electric distribution system nor make any alteration or addition to the electric system of the demised premises. Should Owner grant such consent, all additional increase, the same to be determined by a reputable electrical consultant selected by Owner, and all costs and expenses in connection therewith, including, without limitation, those for filing and supervision, shall be paid by Tenant upon Owner's demand, as additional rent, without set-off or deduction. As a condition to granting such consent, Owner may require Tenant to agree to an increase in the annual rent by an amount which will reflect the value to Tenant of the additional service to be furnished by Owner, to wit: the potential additional electrical current to be made available to Tenant based upon the estimated initial total capacity of such additional risers or other equipment. If Owner and Tenant cannot agree on the amount of such annual increase, the same shall be determined by a reputable electrical consultant, to be selected by Owner and paid equally by both parties. The parties shall then execute an agreement prepared by Owner amending this lease and setting forth the new annual rent resulting from such increase and confirming the effective date thereof, but such increase shall be effective from such date even if such agreement is not executed. **D. CONSULTANT FINDINGS BINDING** In all matters relating to an annual rent increase and additional rent pursuant to this Rider the findings of the electrical consultant selected by Owner shall be considered conclusive and binding upon the parties. **E. OWNER'S RIGHT TO DISCONTINUE** Owner reserves the right to discontinue furnishing electric current to Tenant in the demised premises at any time upon not less than thirty (30) days' notice to Tenant. **F. DISCONTINUANCE** If Owner, at Owner's option, (i) exercises such right of discontinuance as provided in clause E., or (ii) requires Tenant to initially obtain its electric current directly from the public utility corporation supplying electric current to the Building, this lease shall continue in full force and effect and shall be unaffected thereby, except only that, from and after date of such discontinuance, or the commencement of direct usage, as the case may be, Owner shall not be obligated to furnish electric current to Tenant and except that, if Owner shall have been furnishing electric current on a rent inclusion basis, from and after the effective date of such discontinuance, the annual rent payable under this lease shall be reduced by an amount equal to the aggregate amount of all increases of the annual rent reserved herein pursuant to clause B of this Rider. In either aforesaid event, if Owner is not to furnish electric current to Tenant, Tenant shall arrange to obtain electric current directly from the public utility corporation supplying electric current to the Building; and in any event, all risers, equipment and other facilities which may be required for Tenant

to obtain electric current directly from such public utility corporation shall, at Tenant's expense, payable to Owner upon demand, as additional rent, without off-set or deduction, be installed by Owner, if in Owner's judgment the same are necessary and will not cause damage or injury to the Building or any part thereof or create a hazardous condition or entail excessive alterations, repairs or expense or interfere with or disturb any other Building tenants or occupants; and in any event any such installation shall be maintained by Tenant, at its expense, and shall be subject to such conditions as Owner and/or the public utility corporation may require. If Owner shall not furnish electric current to Tenant, it shall not be liable to Tenant therefor and the same shall not be deemed to be a lessening or diminution of services within the meaning of any law, rule or regulation now or hereafter enacted, promulgated or issued. **G. TAXES/RULES** If any taxes or charges are or shall be imposed upon Owner or its Agent In connection with the sale or resale of electrical energy to Tenant, Tenant covenants and agrees that, where permitted by law, Tenant's pro-rata share of such taxes or charges shall be passed on to Tenant and paid by Tenant to Owner or its Agent upon demand, as additional rent without offset or deduction. At all times during the term of this lease Tenant will comply with all present and future General Rules, Regulations, Terms and Conditions applicable to service equipment, wiring and Requirements in accordance with the regulations of the public utility corporation supplying electric current to the Building. **H. PAYMENT DEFAULT BY TENANT** In the event that any increased or additional rent under this Rider is not paid within five (5) days after a bill is rendered, Owner may, without further notice and without waiving its rights to any other remedy or remedies it may have, discontinue the service of electric current to the demised premises without releasing Tenant from any liability under this lease and without Owner or Owner's Agent incurring any liability for any damage or loss sustained by Tenant by such discontinuance of service. **I. ELECTRICAL LOAD** Tenant covenants and agrees that at no time will the connected electrical load for any one full or partial floor of the demised premises exceed six (6) watts per square foot of usable area unless the rent has been increased pursuant to this Rider to reflect the additional load. **J. CHANGE IN METHOD OF SUPPLY** It is agreed that Owner, from time to time, may change the method of supplying electric current to Tenant at the demised premises in any manner referred to in this lease or otherwise, provided that in so doing Owner shall comply with all applicable laws. **K. BULBS ETC.** At the option of Owner, Tenant agrees to purchase from Owner, or its Agent, all lighting tubes, lamps, bulbs and ballasts wed in the demised premises and to pay the cost of installation thereof all as additional rent without setoff or deduction, upon rendition of bills therefor. **L. RENT INCREASE** In consideration of Owner supplying electric current to Tenant, the annual rent reserved herein shall be increased by Nine Thousand One Hundred Thirty One and 50/100 Dollars Per Annum ($9,131.50), payable monthly in the amount of Seven Hundred Sixty and 96/100 Dollars ($760.96).

EXHIBIT A

FLOOR PLAN

EXHIBIT B

OWNER'S WORK

ACKNOWLEDGMENT

STATE OF ____________

SS.:

COUNTY OF ____________

On the _____ day of ________ in the year ________, before me, the undersigned, a Notary Public in and for said State, personally appeared Jenifer Ratcliffe, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her capacity as President of TR 39th St. Land Corp., and that by her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

____
NOTARY PUBLIC

ACKNOWLEDGMENT

STATE OF California

SS.:

COUNTY OF Los Angeles

On the ____ day of JUN 2 8 2007 in the year ________, before me, the undersigned, a Notary Public in and for said State, personally appeared Stephen Sutton, ~~personally known to me~~ or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

____
NOTARY PUBLIC

RODOLFO GARCIA
COMM. 1594496 MFR. HPR1
NOTARY PUBLIC
CALIFORNIA
LOS ANGELES COUNTY
MY COMM. EXPIRES JULY 17, 2009

OFFICE/LOFT LEASE

Agreement of Lease, made as of this ______ day of ____________ in the year 2007, between TR 39th ST. LAND CORP., a Delaware corporation, having an office at c/o LPC REALTY ADVISORS I, LTD., 120 NORTH LASALLE ST., SUITE 1750, CHICAGO, IL 60602, party of the first part, hereinafter referred to as OWNER, and PANGLOBAL BRAND, INC., a(n) ________ corporation, having an office at ______________, party of the second part, hereinafter referred to as TENANT,

Witnesseth: Owner hereby leases to Tenant and Tenant hereby hires from Owner Suite 203, consisting of 2,609 rentable square feet, as more particularly described on Exhibit A, attached hereto and made a part hereof,

in the building known as 250 West 39th Street
in the Borough of Manhattan, City of New York, for the term of five (5) years and zero (0) months (or until such term shall sooner cease and expire as hereinafter provided) for the term as more particularly set forth in Article 58 of the Rider attached hereto, at the annual rental rate of:

(See Article 58 of Rider attached hereto)

which Tenant agrees to pay in lawful money of the United States, which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, in equal monthly installments in advance on the first day of each month during said term (subject to the escalations set forth in Article 58), at the office of Owner or such other place as Owner may designate, without any setoff or deduction whatsoever, except that Tenant shall pay the first $9,992.46 monthly installment(s) on the execution hereof (unless this lease be a renewal).

In the event that, at the commencement of the term of this lease, or thereafter, Tenant shall be in default in the payment of rent to Owner pursuant to the terms of another lease with Owner or with Owner's predecessor in interest, Owner may at Owner's option and without notice to Tenant add the amount of such arrears to any monthly installment of rent payable hereunder and the same shall be payable to Owner as additional rent.

The parties hereto, for themselves, their heirs, distributees, executors, administrators, legal representatives, successors and assigns, hereby covenant as follows:

Rent: 1. Tenant shall pay the rent as above and as hereinafter provided.

Occupancy: 2. Tenant shall use and occupy the demised premises for General office purposes and a showroom and for no other purpose.

Tenant Alterations: 3. Tenant shall make no changes in or to the demised premises of any nature without Owner's prior written consent. Subject to the prior written consent of Owner, and to the provisions of this article, Tenant, at Tenant's expense, may make alterations, installations, additions, or improvements which are non-structural and which do not affect utility services or plumbing and electrical lines, in or to the interior of the demised premises, by using contractors or mechanics first approved in each instance by Owner. Tenant shall, before making any alterations, additions, installations or improvements, at its expense, obtain all permits, approvals and certificates required by any governmental or quasi-governmental bodies and (upon completion) certificates of final approval thereof, and shall deliver promptly duplicates of all such permits, approvals and certificates to Owner, and Tenant agrees to carry, and will cause Tenant's contractors and sub-contractors to carry, such worker's compensation, commercial general liability, personal and property damage insurance as Owner may require. If any mechanic's lien is filed against the demised premises, or the building of which the same forms a part, for work claimed to have been done for, or materials furnished to, Tenant, whether or not done pursuant to this article, the same shall be discharged by Tenant within thirty days thereafter, at Tenant's expense, by payment or filing a bond as permitted by law. All fixtures and all paneling, partitions, railings and like installations, installed in the demised premises at any